AWARD/CONTRACT	1. This Contract Is A Rated Order Under DPAS (15 CFR 700)	Rating DOA4	Page 1	Of	36 Pages
2. Contract (Proc. lust. ldent.) No.	3. Effective Date	4. Requisition/Purchase Request/Project No.

SPRDLl-12-C-0023	20110CT24	SEE SCHEDULE
5. Issued By	Code	SPRDLl	6. Administered By (If Other Than Item 5)	Code
S4402A
DLA LAND – WARREN	DCMA DALLAS
ZGA	600 N PEARL STREET SUITE 163 0
ROBERT HARRISON (586) 282-3200	DALLAS TX 75201-2843
WARREN", MI 48397-5000
HTTP://CONTRACTING.TACOM ARMY. MIL
WEAPON SYSTEM: WPN SYS: JE
e-mail address: ROBERT.HARRISON9@US ARMY.MIL	SCD c	PAS	NONE	ADPPT	HQ0339
7. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)	8. Delivery
OPTEX SYSTEMS INC.	D FOB Origin	EJ Other (See Below)
142 0 PRESIDENTIAL DR	9. Discount For Prompt Payment
RICHARDSON, TX 75081-2439

	10. Submit Invoices	Item
TYPE BUSINESS: Other Small Business Performing in U.S.	(4 Copies Unless Otherwise Specified)	12
Code OBK64	Facility	Code	To The Address Shown In:
11. Ship To/Mark For	Code	12. Payment Will Be Made By	Code 1 HQ0339
SEE SCHEDULE		DFAS-COLUMBUS CENTER
DFAS-CO WEST ENTITLEMENT OPERATIONS
P.O. BOX 182381
COLUMBUS, OH 43218-2381

13. Authority For Using Other Than Full And Open Competition:	14. Accounting And Appropriation Data
D 10 U.S.C. 2304(c)( )	D 41 U.S.C. 253(c)( )	SEE SECTION G
15A. Item No.	15B. Supplies/Services	15C. Ouantitv	15D. Unit	15E. Unit Price	15F. Amount
SEE SCHEDULE	CONTRACT TYPE:	KIND OF CONTRACT:
	Firm-Fixed-Price	Supply Contracts = d p iced Orders
15G. Total Amount  Of Contract              +               $1,152,272.20
16 Table Of Contents
(X)	Sec.	Description	P3l!e(')	(X)	Sec.	Description	Paee(s)
		Part I - The Schedule		Part II - Contract Clauses
X	A	Solicitation/Contract Form	1	X	I	Contract Clauses	26
X	B	Supplies or Services and Prices/Costs	3	Part III- List Of Documents, Exhibits, And Other Attachments
X	C	Description/SpecsJWork Statement	6	X	J	List of Attachments	38
X	D	Packaging and Marking	8	Part IV- Representations And Instructions
X	E	Inspection and Acceptance	10		K	Representations, Certifications, and
X	F	Deliveries or Performance	13			Other Statements of Offerors
X	G	Contract Administration Data	20		L	Instrs., Conds., and Notices to Offerors
X	H	Special Contract Requirements	21		M	Evaluation Factors for Award
Contracting Officer Will Complete Item 17 Or 18 As Applicable
17. Contractor's Negotiated Agreement          (Contractor is required to sign this document and return  2  signe<dopies  to issuing office.)  Contractor agrees to furnish and deliver all items  or perform all the services set forth or otherwise identified above  and on any continuation sheets  for  the consideration stated herein. The rights  and obligations of the parties to this contract shall  be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such  provisions, representations, certifications, and specifications, as are  attached or incorporated bv reference herein. (Attachments are listed  herein.)

18. D Award  (Contractor is not required to sign this document.) Your offer on Solicitation Number  ____________________  including the additions or changes made  by you which additions or changes are set forth in full above, is hereby accepted as to the items listed  above and on any continuation sheets.  This award consummates the contract which consists  of the following  documents: (a) the Government's solicitation and your  offer, and (b) this award/contract. No further contractual document is necessary.

19A. Name And Title Of Signer (Type Or Print)	20A. Name Of Contracting Officer MORRIS BELLEVILLE MORRIS.BELLEVILLE@US .ARMY. MIL (586)282-3139
19B. Name of Contractor	19c. Date Signed	20B. United States Of America	20C. Date Signed 20110CT24
By		By	/SIGNED/
	(Signature of person authorized to sign)		(Signature of Contracting Officer)
AUTHORIZED FOR LOCAL REPRODUCTION	Standard Form 26 (Rev. 4/2008)
Previous edition is usable	Prescribed By GSA- FAR (48 CFR)53.214(a)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 2 of 36
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

SECTION A - SUPPLEMENTAL  INFORMATION

This solicitation contains a Restricted Technical Data Package (TDP). Please refer to Section C-1 52.210-4501  - DRAWINGS/SPECIFICATIONS for instructions on how to get access to restricted TDPs.

*** END OF NARRATIVE AOOOl

g LQli ——————————— ill ——————————— — 1 —

A-1	52.204-4850 (TACOM)	ACCEPTANCE APPENDIX	APR/2011

(a)  Contract  Number SPRDLl-12-C-0023   is  awarded to OPTEX    Systems  Inc.

(b)  The contractor,  in its proposal, provided data for various solicitation clauses, and that data has been added in this contract.

(c) Any attachments not included within this document will be provided by DLA Land Warren directly to the administrative contracting officer (ACO) via e-mail, as required.  Technical data packages that are only available on CD-ROM will be mailed by DLA Land Warren to the ACO.  Within one week of this award, any office not able to obtain attachments  from TACOM's website (https://contracting.tacom.army.mil/) and still requiring a copy, can send an email request to the buyer listed on the front page of this contract.

(d)  The following Amendment(s)  to the solicitation  are incorporated into this contract: 0001

[End of Clause]

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 3 of 36
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.
ITEM NO		SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001		NSN: 1240-01-476-2613
FSCM: 19200
PART NR: 9377820-2
SECURITY CLASS: Unclassified

OOOlAA		PRODCUTION QUALITY	82	EA	$14,052,10000	$1,152,272.20

NOUN: HEAD ASSEMBLY,GUNNE
PRON: M112A243Ml PRON AMD: 06 ACRN: AA
AMS CD: SM2B1100000

THERE IS A REQUIREMENT FOR FIRST ARTICLE TESTING.

See Data Item SubCLIN OOOlAB: First Article Test Report.

(End of narrative BOOl)

2ri li2M 2 L L l
TOP DRAWING NR: 9377820-2
DATE: 30-MAR-2011

.£.§Qk.§2i!lli_@Q____ !1 .rl;i:gg
PACKAGING/PACKING/SPECIFICATIONS:
SEE PACKAGING REQUIREMENTS CLAUSE
LEVEL PRESERVATION: Military
LEVEL PACKING: B

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries and performance
	DOC	SUPPL
	R.ille_.QJ:2 .!1I1.02RIT	EJ2;QR__ IQ_Q;Q MARK FOR TP CD
	001 W52H091063H745	W562RP J 2
;Q.ille_fill1 Q;Q Q:rlMr'ITTL :QhY b.ET.f!R_bN_AR;Q
001 82 0330

FOB POINT: Destination

SHIP TO:
	(W562RP)	SR WOLX ARMY GENERAL SUPPLY
CENTRAL RECEIVING POINT
7 FRANKFORD AVE
ANNISTON,AL,36201-4199

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 4 of 36
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.
ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

OOOlAB	DATA ITEM: FIRST ARTICLE TEST REPORT						1	EA	$ **NSP**	$ **NSP**

	1EA = 1 Each Test
	Report on Contractor
	Performed First
	Article Test (FAT)

	NSP = Not Separately
	Priced.

	(End of narrative BOOl)

	FIRST ARTICLE TEST REPORT, PURSUANT TO THE
	REQUIREMENTS OF THE CLAUSE ENTITLED "FIRST
	ARTICLE APPROVAL - CONTRACTOR TESTING.
	(SEE SECTION I OF THIS DOCUMENT.)

	(End of narrative COOl)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Destination Goverrrment Approval/Disapproval Days: 30

	Deliveries or Performance
	DOC		SUPPL
			SUPPL
	REL CD	MILSTRIP	ADDR	SIGCD	MARK FOR	TPCD
	001					3

	DEL REL CD	QUANTITY	DAYS AFTER AWARD
	001	1	0220

	FOB POINT: Destination

	SHIP TO:
	(Y00006)	SEE FIRST ARTICLE TEST CLAUSE
		FOR DISTRIBUTION

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 5 of 36
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.
ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

OOOlAC	DATA ITEM: CDRL - DD FORM M23 (EXHIBIT A)			EA	$ **NSP**	$ **NSP**

Submit m Accordance with Exhibit A a a necessary:

AOOl - Engineering Change Proposal (ECP)

A002 - Request for Deviation (RFD)

A003 - Notice of Revision (NOR)

(End of narrative EO 01)

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 6 of 36
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

	Regulatory Cite	Title	Date

C-1	52.210-4501 TACOM (RI)	DRAWINGS/SPECIFICATIONS	MAR/1988

In addition to the drawing(s) and/or specifications  listed below, other documents which are part of this procurement and which apply to Preservation/Packaging/Packing and Inspection and Acceptance are contained elsewhere.

Drawings and Specifications  in accordance with Technical Data Package/Technical Data Package Listing 9377820-2:19200, with revisions in effect as of 03/30/2011, are applicable to this procurement with the following exceptions:

DWG 9376993 - VENDORS 1, 4, 5 ARE THE ONLY VENDOROS QUALIFIED TO COAT,
INFRARED-EXTERIOR, PER DWG 9376977. REMOVE VENDORS 2, 3

VENDOR	- MERGED WITH JDSU CUSTOMS OPTICS

VENDOR 4	NEW NAME & ADDRESS
EXOTIC ELECTRO-OPTICS
36570 BRIGGS ROAD
MURRIETO, CA 92563

DWG 5705438 SHT 1 - REMOVE IN TITLE BLOCK SHEET NO - FROM: 1 OF 5 TO: 1 OF 4

DOCUMENT:	DELETE:	REPLACE WITH:
12932490	MIL-M-81594	AS81531
9377819	MIL-C-46168	MIL-DTL-53039
9377153	QQ-A-200/3	AMS-QQ-A-200/3
	QQ-A-200/8	AMS-QQ-A-200/8
10556186	QQ-A-225/6	AMS-QQ-A-225/6
	QQ-A-225/8	AMS4116 or AMS4117
11727998	QQ-A-225/6	AMS-QQ-A-225/6
	QQ-A-225/8	AMS4116 or AMS4117
9377153	QQ-A-225/6	AMS-QQ-A-225/6
9377151	QQ-A250/4	AMS-QQ-A-250/4
	AMS-QQ-A-250Ill	ASTM B209
10556186	QQ-P-35	ASTM A967
	SAE-AMS-QQ-A-225/8	AMS4116 OR AMS 4117
QS 9377819 cht 1	MIL-C-46168	MIL-DTL-53039

9377106, vendor part number of MULTISORB TECHNOLOGIES  INC. should be "02-01069CG01", not "02-011069CG01"

FOR RESTIRCTED TDPs:

Technical data packages  (TDPs) and any other related documents, if applicable,  for this solicitation are restricted and can be accessed electronically  Vla the Federal Business Opportunities website with valid contractor  login credentials.

To access the TDP, click directly on the link provided below to be directed to the TDP.  You may also copy and paste the link into your browser and hit the Enter key.

Once directed to the Federal Business Opportunities  Website:

1)	Log on the FBO
2)	Log in your MPIN number
3)	If solicitation lS explicit, select "Request Explicit Access"
4)	If solicitation is Export Control, select "Verify MPIN"
5)	This will generate an email to the FBO System Administrator
6)	Please allow 2-3 working days to complete the FBO-TDP process from the FBO system
7)	The FBO Administrator will glve you access and you will receive a system generated email from FBO stating you now have permission for Vlewlng or downloading the TDP items.

TDP Link (URL):

https://www.fbo.gov/notices/243b7be58d99dab2b692a75177e0blf7

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 7 of 36
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

(CS6100)	(End of Clause)

C-2	52.211-4008 (TACOM)	DRAWING LIMITATIONS	NOV/2005

(a)  The drawings supplied with this contract are rrQl shop or process drawings.  They are engineering design drawings.  They are adequate to permit manufacture,  and:

(1) depict the completed  (item(s), and

(2)  serve as the basis for inspection of the completed item(s).

(b)  These drawings DON'T cover intermediate drawings/specifications or steps in the manufacturing  process.  As a result, even if you meet all the dimensions and tolerances specified in the engineering design drawing for each individual part, a cumulative unacceptable  fit for the contract item could result.

(c) YQ bR - EQN for producing the shop or process drawings needed to cover intermediate  steps in the manufacturing process.

(d) You, the contractor, are responsible for obtaining all specifications  and drawings necessary to manufacture  the items being solicited in accordance with the TDP including all incorporated  specifications  and drawings. Delivery delays are not excusable where the contractor asserts that it did not have a specification or drawing and has failed to request, in writing, the specification  from either the Contracting Officer or Contract Specialist prior to the solicitation closing date.

(e) If you fail to produce an end item with a cumulative  fit that conforms to Government drawings, specifications  or other supplemental manufacturing  documentation,  you'll be responsible for correcting this condition at no additional cost to the Government and no delivery schedule extension.

C-3	52.248-4502 TACOM (RI)	CONFIGURATION MANAGEMENT DOCUMENTATION	JUL/2001

The contractor may submit Engineering Change Proposals  (ECPs), Value Engineering change Proposals  (VECPs), (Code V shall be assigned to an engineering change that will effect a net life cycle cost), including Notice of Revisions  (NORs), and Request for Deviations  (RFDs), for the documents in the Technical Data Package (TDP).  The contractor shall prepare these documents in accordance with the Data Item Descriptions  cited in block 04 on the enclosed DD Form 1423, Contract Data Requirements  List.

Contractor ECPs/\TECPs shall describe and justify all proposed changes and shall included NORs completely defining the change to be made. Contractors may also submit RFD, which define a temporary departure from the Technical Data package or other baseline documentation under Government control.  The contractor shall not deliver any units incorporating  any change/deviation to Government documentation until notified by the Government that the change/deviation has been approved and the change/deviation has been incorporated  in the contract.

If the Government receives the same or substantially  the same VECPs from two or more contractors,  the contracts whose \TECP is received first will be entitled to share with the Government  in all instant, concurrent,  future, and collateral  savings under the terms of the VE clause in the contract.

Duplicate \TECPs, which are received subsequently, will be returned to the contractor(s)  without formal evaluation,  regardless of whether or not the first VECP has been approved and accepted by the Goverrrment.

(CS7110)	(End of Clause)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 8 of 36
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

SECTION D - PACKAGING AND MARKING

	Regulatory Cite	Title	Date

D-1	52.211-4501 TACOM (RI)	PACKAGING REQUIREMENTS (SPECIAL PACKAGING INSTRUCTIONS)	DEC/2007

A.  Military preservation,  packing, and marking for the item identified above shall be accomplished  ln accordance with the specific requirements  identified below, all the applicable requirements of, MIL-STD-2073-1,  Revision D, Date 15 Dec 99 including Notice 1, dated 10 May 02 and the Special Packaging Instruction  (SPI) contained in the TDP.

PRESERVATION:  MILITARY
LEVEL OF PACKING: B
QUANTITY PER UNIT PACKAGE: 001
SPI NUMBER 9377820-2, Date 02-02-21 REV

B.  Unitization:   Shipments of identical items going to the same destination  shall be palletized  if they have a total cubic displacement of 50 cubic feet or more unless skids or other forklift handling features are included on the containers.  Pallet loads must be stable, and to the greatest extent possible, provide a level top for ease of stacking.  A palletized load shall be of a size to allow for placement of two loads high and wide in a conveyance.   The weight capacity of the pallet must be adequate for the load.  The pallet shall be a 40 x 48 inch, 4-way entry pallet although variations may be permitted as dictated by the characteristics  of the items being unitized.  The load shall be contained in a manner that will permit safe handling during shipment and storage.

C. Marking: In addition to any special markings called out on the SPI;

C.1.  All unit packages, intermediate packs, exterior shipping containers, and, as applicable, unitized loads shall be marked in accordance with MIL-STD-129, Revision P, Change Notice 4, dated 19 Sep 2007 including bar coding and a MSL label.  The contractor  lS responsible for application of special markings as discussed in the Military Standard regardless of whether specified in the contract or not. Special markings include, but are not limited to, Shelf-life markings, structural markings, and transportation  special handling markings. The marking of pilferable and sensitive materiel will not identify the nature of the materiel.  Passive RFID tagging is required in all contracts that contain DFARS clause 252.211-7006.  Contractors must check the solicitation and/or contract for this clause. For details and most recent information, see http://www.acq.osd.mil/log/rfid/index.htm for the current DoD Suppliers Passive RFID Information Guide and Supplier Implementation  Plan. If the item has Unique Item Identifier  (UII) markings then the concatenated UII needs to be 2D bar coded and applied on the unit package, intermediate and exterior containers, and the palletized unit load.

D.  Heat Treabnent and Marking of Wood Packaging Materials: All non-manufactured wood used in packaging shall be heat treated to a core temperature of 56 degrees Celsius for a minimum of 30 minutes. The box/pallet manufacturer  and the manufacturer  of wood used as inner packaging shall be affiliated with an inspection agency accredited by the board of review of the American Lumber Standard Committee. The box/pallet manufacturer  and the manufacturer  of wood used as inner packaging shall ensure tractability  to the original source of heat treabnent. Each box/pallet shall be marked to show the conformance  to the International  Plant Protection Convention Standard. Boxes/pallets  and any wood used as inner packaging made of non-manufactured wood shall be heat-treated.  The quality mark shall be placed on both ends of the outer packaging, between the end cleats or end battens; on two sides of the pallet. Foreign manufacturers  shall have the heat treabnent of non-manufactured wood products verified in accordance with their National Plant Protection Organizations compliance program. In addition, wood used as dunnage for blocking and bracing, to include ISO containers, shall be ordered with ALSC certified marking for dunnage or the markings may be applied locally at two foot intervals.

E.  This SPI has been validated and the method of preservation/packing has proven successful in meeting the needs of the military distribution  system, including indeterminate  storage and shipment throughout the world.  Special instructions and/or tailoring of the SPI is detailed in the Supplemental  Instructions below.  A prototype package is required to validate the sizes and fit requirements of the SPI.  Minor dimensional and size changes are acceptable provided contractor provides the PCO and ACO with notification  60 days prior to delivery.  Any design changes or changes in the method of preservation  that provide a cost savings without degrading the method of preservation  or packing or affecting the serviceability  of the item will be considered and responded to within 10 days of submission to PCO and ACO.  Government  reserves the right to require testing to validate alternate industrial preservation methods, materials, alternate blocking, bracing, cushioning, and packing.

F.  Hazardous Materials  (as applicable):

F.1..Hazardous Materials is defined as a substance, or waste which has been determined by the Secretary of Transportation  to be capable of posing an unreasonable  risk to health, safety, and property when transported in commerce and which has been so designated.  (This includes all items listed as hazardous in Titles 29, 40 and 49 CFR and other applicable modal regulations effective at the time of shipment.)

F.2. Unless otherwise specified, packaging and marking for hazardous material shall comply with the requirements for the mode of transport and the applicable performance packaging contained in the following documents:
—International  Air Transport Association  (IATA) Dangerous Goods Regulations
—International  Maritime Dangerous Goods Code (IMDG)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 9 of 36
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

—Code of Federal Regulations  (CFR) Title 29, Title 40 and Title 49
—Joint Service Regulation AFJMAN24-204/TM38-250/NAVSUPPUB 505/MCO
P4030.19/DLAM  4145.3 (for military air  shipments).

F.3. If the shipment originates from outside the continental United States, the shipment shall be prepared in accordance with the United Nations Recommendations on the Transport of Dangerous Goods in a manner acceptable to the Competent Authority of the nation of origin and in accordance with regulations of all applicable carriers.

F.4.  When applicable,  a Product Material Safety Data Sheets (MSDS) is required to be included with every unit pack and intermediate container and shall be included with the packing list inside the sealed pouch attached to the outside of the package.

G.  SUPPLEMENTAL INSTRUCTIONS: N/A

(DS6419)	(End of Clause)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 10 of 36
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

SECTION E - INSPECTION AND ACCEPTANCE

g LQli ——————————— ill ——————————— — 1 —

E-1	52.246-2	INSPECTION OF SUPPLIES—FIXED-PRICE	AUG/1996

E-2	52.246-16	RESPONSIBILITY FOR SUPPLIES	APR/1984

E-3	52.246-11	HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT	FEB/1999

The Contractor shall comply with the higher-level  quality standard selected below. [If more than one standard is listed, the offeror shall indicate its selection by checking the appropriate block.

Title	Number	Date	Tailoring
ISO	9001:2008	15 Nov 2008	Tailored by excluding paragraph 7.3

(End of Clause)

E-4	52.209-4512	FIRST ARTICLE TEST (CONTRACTOR TESTING)	MAR/2001

a. The first article shall be examined and tested in accordance with contract requirements,  the item specification(s),  Quality Assurance Provisions  (QAPs) and all drawings listed in the Technical Data Package. The first article shall consist of: Two (2) of Part# 9377820-2

b. The first article shall be representative  of items to be manufactured  using the same processes and procedures and at the same facility as contract production. All parts and materials,  including packaging and packing, shall be obtained from the same source of supply as will be used during regular production. All components,  subassemblies,  and assemblies in the first article sample shall have been produced by the Contractor  (including subcontractors) using the technical data package applicable  to this procurement.

c. The first article shall be inspected and tested by the contractor for all requirements of the drawing(s),  the QAPs, and specification(s) referenced thereon, except for:

(1) Inspections and tests contained in material specifications  provided that the required inspection and tests have been performed previously and certificates  of conformance are submitted with the First Article Test Report.

(2) Inspections and tests for Military Standard (MS) components and parts provided that inspection and tests have been performed previously and certifications for the components and parts are submitted with the First Article Test Report.

(3) Corrosion resistance tests over 10 days in length provided that a test specimen or sample representing the same process has successfully passed the same test within 30 days prior to processing  the first article, and results of the tests are submitted with the First Article Test Report.

(4) Life cycle tests over 10 days in length provided that the same or similar items manufactured  using the same processes have successfully passed the same test within First Article Test Report. year prior to processing the first article and results of the tests are submitted with the

(5) Onetime qualification  tests, which are defined as a one-time on the drawing(s), provided that the same or similar item manufactured using the same processes has successfully passed the tests, and results of the test are on file at the contractor's  facility and certifications are submitted with the First Article Test Report.

d. The Contractor shall provide to the Contracting Officer at least 15 calendar days advance notice of the scheduled date for final inspection and test of the first article. Those inspections which are of a destructive nature shall be performed upon additional sample parts selected from the same lot(s) or batch(es) from which the first article was selected.

e. A First Article Test Report shall be compiled by the contractor documenting  the results of all inspections and tests (including supplier's and vendor's inspection records and certifications,  when applicable).  The First Article Test Report shall include actual inspection and test results to include all measurements,  recorded test data, and certifications (if applicable) keyed to each drawing, specification and QAP requirement and identified by each individual QAP characteristic,  drawing/specification characteristic  and unlisted characteristic.  Evidence of the QAR's verification will be provided. One copy of the First Article Test Report will be submitted through the Administrative  Contracting Officer to the Contracting Officer Morris.Belleville@us.army.mil and Contract Specialist robert.harrison9@us.army.mil with a copy furnished to ROCK-RDAR-QEP@CONUS.ARMY.MIL.

f. Notwithstanding  the provisions  for waiver of first article, an additional first article sample or portion thereof, may be ordered by the Contracting Officer in writing when (i) a major change is made to the technical data, (ii) whenever there is a lapse in production for a period in excess of 90 days, or (iii) whenever a change occurs in place of performance, manufacturing  process, material used, drawing, specification or source of supply. When conditions  (i), (ii), or (iii) above occurs, the Contractor  shall notify the Contracting Officer so that a determination can be made concerning  the need for the additional first article sample or portion thereof, and instructions provided concerning the submission, inspection, and notification  of results. Costs of the additional first article testing resulting from any of the causes listed herein that were instituted by the contractor and not due to changes directed by the Government shall be borne by the Contractor.

(End of Clause)

	Reference No. of Document Being Continued		Page 11 of 36
CONTINUATION SHEET
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

E-5	52.246-4533	SURFACE QUALITY STANDARDS	MAR/2001
TACOM (RI)

a. Surface quality standards for optical elements  (Scratch and Dig) per MIL-PRF-13830B,  are required to perform acceptance inspection under this contract and are available as listed in Drawing Number 7641866 (Cost Each $2,000). The standards will be furnished to the Contractor on a loan basis for use on this contract. The standards shall not be used on other contracts unless written authorization  is received from the Contracting Officer. The Administering  Contracting Officer  (ACO) designated by the agency administering  the contract, or the Contracting Officer (CO) if an ACO was not assigned shall submit the Contractor's  request for equipment to COMMANDER-ARDEC,  ATTN: RDAR-QEW PICATINNY ARSENAL  NJ  07806-5000.   Shipping costs shall be borne by the shipper.

b. The contractor shall hereby indicate the facility to which this Government Furnished Property should be shipped:

c. Upon receipt, the Contractor should retain shipping containers for return of the standards. All costs of packing, packaging, shipping, and insurance shall be borne by the Contractor.

d. The Contractor shall be responsible for shipping the surface quality standards to the Government  for certification  at 12 month intervals. Notification  and shipping instructions shall be provided to the Contractor by COMMANDER-ARDEC,  ATTN: RDAR-QEW PICATINNY ARSENAL  NJ  07806-5000. The notification  shall include the standard's serial number and will be sent 30 days prior to the actual due date for certification.

e. Within 30 calendar days after completion of delivery of all items on this contract requiring scratch and digs, the Contractor shall assure that the Government owned standards referenced in paragraph a above are in the same condition as when received.  Upon verification by a Goverrrment representative  that the standards are undamaged.  the Contractor shall prepare the standards for delivery in accordance with best commercial practices.   The Contractor shall ship the standards with aDD Form 1149 to COMMANDER-ARDEC,  ATTN: RDAR QEW PICATINNY ARSENAL  NJ  07806-5000.

(ES6018)	(End of Clause)

E-6	52.209-4012 (TACOM)	NOTICE REGARDING FIRST ARTICLE	APR/2000

(a) Notwithstanding  the provisions for waiver of first article, an additional first article sample (or portion thereof) may be ordered by the Contracting Officer in writing when (i) a major change is made to the technical data, (ii) whenever there is a lapse ln production  for a period in excess of one year, or (iii) whenever a change occurs in place of performance, manufacturing  process, material used, drawing, specification or source of supply.

(b) When any of the conditions above occurs, the Contractor shall notify the Contracting Officer so that a determination  can be made concerning  the need for the additional first article sample (or portion thereof), and instructions can be provided concerning the submission, inspection, and notification  of results.

(c)  Costs of any additional  testing and inspection resulting from conditions specified above shall be borne by the Contractor, unless the change was directed by the Government.   Further, any production delays caused by additional  testing and inspection will not be the basis for an excusable delay as defined in the default clause of this contract. Such delays shall not form the basis for adjustment in contract price or delivery schedule.

[End of Clause]

E-7	52.211-4029 (TACOM)	INTERCHANGEABILITY OF COMPONENTS	MAY/1994

(a)  NN.....QHMQ _TQ_l.T.f!.!12_NQT_UND......f!R....QQ T...12.f!gQN_QQNTRQ1.    Once the Government accepts the first production test item, or accepts the first end item you deliver,  (whichever comes first) you must not make design changes to any item or part that is not under Goverrrment design control.

(b)  !!N...TH.f!_EQ1IQY.....Qbtl_ .f!_   Y -    The Procuring Contracting Officer  (PCO) will consider waiving this policy at your request.  If your request reaches the CO after the first production item test has been performed, then we may conduct another first production test at your expense.

	Reference No. of Document Being Continued		Page 12 of 36
CONTINUATION SHEET
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

(c) £RQ QTIQN_QR_ l Ry_  bY2- Any production or delivery delays caused by this retesting will not be the basis for:

(1) an  "excusable delay" as defined in the DEFAULT clause of this contract.

(2) be the basis for an lncrease ln contract price or delivery schedule extension.

[End of  clause]

E-8	52.246-4028	INSPECTION AND ACCEPTANCE POINTS: ORIGIN	NOV/2005
(TACOM)

The Goverrrment's inspection and acceptance of the supplies offered under this contract/purchase order shall take place at ORIGIN. Offeror must specify below the exact name, address, and CAGE of the facility where supplies to be furnished under this contract/purchase order will be available for inspection/acceptance.

INSPECTION	POINT:	OPTEX SYSTEMS, INC. OBK64
		1420 PRESIDENTIAL DRIVE, RICHARDSON	TX	75081

ACCEPTANCE	POINT:	SAME AS ABOVE

[End of Clause]

E-9	52.246-4532	DESTRUCTIVE TESTING	MAY/1994
TACOM RI

a. All costs for destructive testing by the Contractor and items destroyed by the Government are considered as being included in the contract unit price.

b. Where destructive  testing of items or components  thereof is required by contract or specification,  the number of items or components required to be destructively  tested, whether destructively  tested or not, shall be in addition to the quantity to be delivered to the Goverrrment as set forth in the Contract Schedule.

c. All pieces of the complete First Article shall be considered as destructively  tested items unless specifically exempted by other provisions of this contract.

d. The Contractor shall not reuse any components  from items used ln a destructive  test during First Article, lot acceptance or inprocess testing, unless specifically authorized by the Contracting Officer.

e. The Government reserves the right to take title to all or any items or components described above. The Government may take title to all or any items or components upon notice to the Contractor. The items or components of items to which the Goverrrment takes title shall be shipped in accordance with the Contracting Officer's instructions.  Those items and components  to which the Government does not obtain title shall be rendered inoperable and disposed of as scrap by the Contractor.

(ES7011)	(End of Clause)

	Reference No. of Document Being Continued		Page 13 of 36
CONTINUATION SHEET
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

SECTION F - DELIVERIES OR PERFORMANCE

	g'dl i.QJ:;:y_Qil_	——————————————— ill ———————————————	—— 1 ——
F-1	52 .211-17	DELIVERY OF EXCESS QUANTITIES	SEP/1989
F-2	52 .242-15	STOP-WORK ORDER	AUG/1989
F-3	52 .242-17	GOVERNMENT DELAY OF WORK	APR/1984
F-4	52 .247-34	F O.B. DESTINATION	NOV/1991
F-5	52 .247-48	F O.B. DESTINATION— EVIDENCE OF SHIPMENT	FEB/1999
F-6	252 .211-7006	RADIO FREQUENCY IDENTIFICATION	FEB/2007

F-7	252 .211-7003	ITEM IDEN"TIFICATION AND VALUATION	AUG/2008

(a) Definitions. As used in this clause

"Automatic identification  device" means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.

"Concatenated unlque item identifier" means

(1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the lSSUlng agency code, enterprise identifier, and unique serial number within the enterprise identifier; or

(2) For items that are serialized within the original part, lot, or batch number, the linking together of the unlque identifier data elements in order of the issuing agency code; enterprise identifier; original part, lot, or batch number; and serial number within the original part, lot, or batch number.

"Data qualifier" means a specified character  (or string of characters)  that immediately precedes a data field that defines the general category or intended use of the data that follows.

"DoD recognized unique identification  equivalent" means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification  equivalents are listed at
http://www.acq.osd mil/dpap/pdi/uid/iuid_equivalents.html.

"DoD unique item identification" means a system of marking items delivered to DoD with unique item identifiers that have machine readable data elements to distinguish an item from all other like and unlike items. For items that are serialized within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier and a unique serial number. For items that are serialized within the part, lot, or batch number within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier; the original part, lot, or batch number; and the serial number.

"Enterprise" means the entity (e.g., a manufacturer  or vendor) responsible for assigning unique item identifiers to items. "Enterprise identifier" means a code that is uniquely assigned to an enterprise by an issuing agency.

"Governments unit acquisition cost" means

(1) For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery;

(2) For cost-type or undefinitized  line, subline, or exhibit line items, the Contractors estimated fully burdened unit cost to the Government at the time of delivery; and

(3) For items produced under a time-and-materials contract, the Contractors estimated fully burdened unit cost to the Government at the time of delivery.

"Issuing agency" means an organization  responsible for assigning a non-repeatable  identifier to an enterprise  (i.e., Dun &   Bradstreets Data Universal Numbering System (DUNS) Number, GS1 Company Prefix, or Defense Logistics Information System (DLIS) Commercial and Government Entity (CAGE) Code).

"Issuing agency code" means a code that designates the registration  (or controlling) authority for the enterprise identifier. "Item" means a single hardware article or a single unit formed by a grouplng of subassemblies,  components, or constituent parts.

"Lot or batch number" means an identifying number assigned by the enterprise  to a designated group of items, usually referred to as either a lot or a batch, all of which were manufactured under identical conditions.

"Machine-readable"  means an automatic identification  technology media, such as bar codes, contact memory buttons, radio frequency identification,  or optical memory cards.

	Reference No. of Document Being Continued		Page 14 of 36
CONTINUATION SHEET
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

"Original  part  number" means a combination of numbers or  letters assigned  by the enterprise  at  item creation  to a class  of  items with the same form, fit, function, and interface.

"Parent item" means the item assembly, intemediate component, or subassembly that has an embedded item with a unique item identifier or DoD recognized unique identification equivalent.

"Serial number within the enterprise identifier" means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.

"Serial number within the part, lot, or batch number" means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part, lot, or batch number assignment.

"Serialization within the enterprise identifier" means each item produced is assigned a serial number that is unlque among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.

"Serialization within the part, lot, or batch number" means each item of a particular part, lot, or batch number is assigned a unlque serial number within that part, lot, or batch number assignment. The enterprise is responsible for ensurlng unlque serialization within the part, lot, or batch number within the enterprise identifier.

"Unique item identifier" means a set of data elements marked on items that is globally unique and unambiguous.  The tem includes a concatenated unique item identifier or a DoD recognized unique identification equivalent.

"Unique item identifier type" means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at http://www.acq.osd.mil/dpap/pdi/uid/uii_types.html.
(b) The Contractor shall deliver all items under a contract line, subline, or exhibit line item.

(c) Unique item identifier.

(1) The Contractor shall provide a unique item identifier for the following:

(i) All delivered items for which the Goverrrments unit acquisition cost is $5,000 or more.

(ii) The following items for which the Governments unit acquisition cost is less than $5,000:

Contract Line,
Subline, or
Exhibit Line Item Number	Item Description

  N/A__________

(iii) Subassemblies,  components, and parts embedded within delivered items as specified in Attachment Number N/A.

(2) The unique item identifier and the component data elements of the DoD unique item identification  shall not change over the life of the item.

(3) Data syntax and semantics of unique item identifiers. The Contractor shall ensure that

(i) The encoded data elements  (except issuing agency code) of the unique item identifier are marked on the item using one of the following three types of data qualifiers, as determined by the Contractor:

(A) Application  Identifiers  (Ais) (Format Indicator 05 of ISO/IEC International  Standard 15434), in accordance with ISO/IEC International  Standard 15418, Information Technology  EAN/UCC Application  Identifiers and Fact Data Identifiers and Maintenance and ANSI MH 10.8.2 Data Identifier and Application Identifier Standard.

(B) Data Identifiers  (Dis) (Format Indicator 06 of ISO/IEC International  Standard 15434), in accordance with ISO/IEC International  Standard 15418, Infomation Technology  EAN/UCC Application  Identifiers and Fact Data Identifiers and Maintenance and ANSI MH 10.8.2 Data Identifier and Application  Identifier Standard.

(C) Text Element Identifiers  (TEis) (Format Indicator 12 of ISO/IEC International  Standard 15434), in accordance with the Air

Transport Association  Common Support Data Dictionary;  and

	Reference No. of Document Being Continued		Page 15 of 36
CONTINUATION SHEET
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

(ii) The encoded data elements of the unique item identifier conform to the transfer structure, syntax, and coding of messages and data formats specified for Format Indicators 05, 06, and 12 in ISO/IEC International  Standard 15434, Information Technology  Transfer Syntax for High Capacity Automatic Data Capture Media.

(4) Unique item identifier.

(i) The Contractor shall

(A) Determine whether to

(1) Serialize within the enterprise identifier;

(2) Serialize within the part, lot, or batch number; or

(3) Use a DoD recognized unique identification  equivalent; and

(B) Place the data elements of the unique item identifier  (enterprise identifier; serial number; DoD recognized unique identification  equivalent; and for serialization  within the part, lot, or batch number only: original part, lot, or batch number) on items requiring marking by paragraph  (c)(1) of this clause, based on the criteria provided in the version of MIL-STD-130,  Identification Marking of U.S. Military Property, cited in the contract Schedule.

(ii) The issuing agency code

(A) Shall not be placed on the item; and

(B) Shall be derived from the data qualifier for the enterprise  identifier.

(d) For each item that requires unique item identification  under paragraph  (c)(1)(i) or (ii) of this clause, in addition to the information provided as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the Contractor  shall report at the time of delivery, either as part of, or associated with, the Material Inspection and Receiving Report, the following information:

(1) Unique item identifier.

(2) Unique item identifier type.

(3) Issuing agency code (if concatenated unlque item identifier is used).

(4) Enterprise identifier  (if concatenated unique item identifier is used).

(5) Original part number  (if there is serialization within the original part number).

(6) Lot or batch number (if there is serialization within the lot or batch number).

(7) Current part number (optional and only if not the same as the original part number).

(8) Current part number effective date (optional and only if current part number is used).

(9) Serial number (if concatenated unique item identifier lS used).

(10) Governments unit acquisition cost.

(11) Unit of measure.

(e) For embedded subassemblies,  components, and parts that require DoD unique item identification  under paragraph  (c)(1)(iii) of this clause, the Contractor shall report as part of, or associated with, the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:

(1) Unique item identifier of the parent item under paragraph  (c)(1) of this clause that contains the embedded subassembly,  component, or part.

(2) Unique item identifier of the embedded subassembly,  component, or part.

(3) Unique item identifier type.**

	Reference No. of Document Being Continued		Page 16 of 36
CONTINUATION SHEET
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

(4) Issuing agency code (if concatenated unique item identifier is used).**

(5)  Enterprise identifier  (if  concatenated  unique item identifier is used).**

(6) Original part number  (if there is serialization within the original part number)

(7)  Lot  or  batch  number (if  there is  serialization  within the lot or batch number).**

(8) Current part number (optional and only if not the same as the original part number)

(9) Current part number effective date (optional and only if current part number is used).**

(10) Serial  number (if  concatenated unique item identifier is used).**

(11) Description.

**  Once per item.

(f) The Contractor  shall submit the information required by paragraphs  (d) and (e) of this clause in accordance with the data submission procedures at http://www acq.osd.mil/dpap/pdi/uid/data_submission_information.html.

(g) Subcontracts.  If the Contractor acquires by subcontract, any item(s) for which unique item identification  lS required in accordance with paragraph  (c)(1) of this clause, the Contractor shall include this clause, including this paragraph  (g), ln the applicable subcontract(s).

(End of clause)

F-8	52.242-4022	DELIVERY SCHEDULE	SEP/2008
(TACOM)

(a) Delivery under this contract must conform to the required schedule specified below, unless acceleration  is acceptable.

(b) DEFINITIONS:

(1) DAYS means the number of days after the date of contract award when you must deliver the stated quantity (QTY) of supplies.

(2) DELIVERY is defined as follows:

FOB Origin- Contractor is required to deliver its shipment as provided in FAR 52.247-29(a)(1)-(4) by the time specified in the individual contract; or

FOB Destination- Contractor is required to deliver its shipment as provided in FAR 52.247-34(a)(1)-(2) by the time specified in the individual contract. The contractor must take into consideration  the length of time necessary to deliver its shipment to the destination designated ln the contract, to ensure that the item reaches its destination by the time reflected in the contract.

(c)  The Government  requlres delivery to be made according to the following schedule:

(1) GOVERNMENT REQUIRED DELIVERY SCHEDULE WITH FIRST ARTICLE TEST (FAT)

ITEM NO.	QTY	WITHIN DAYS AFTER DATE OF CONTRACT AWARD
0001AA	52	330

(2) GOVERNMENT REQUIRED DELIVERY SCHEDULE IF THERE IS NO FIRST ARTICLE TEST (FAT), OR IF FAT IS WAIVED

ITEM NO.	QTY	WITHIN DAYS AFTER DATE OF CONTRACT AWARD
0001AA	52	15 0

	Reference No. of Document Being Continued		Page 17 of 36
CONTINUATION SHEET
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

(d) Accelerated delivery schedule IS acceptable.

(e) If an accelerated delivery schedule is not acceptable,  the required delivery schedule above will apply.  If it is acceptable, you may propose an accelerated delivery schedule at no additional cost; fill in the appropriate  information here:

(1) OFFERORS PROPOSED ACCELERATED DELIVERY SCHEDULE WITH FIRST ARTICLE TEST (FAT)

ITEM	NO.	QTY	WITHIN DAYS AFTER DATE OF CONTRACT AWARD

(2) OFFERORS PROPOSED ACCELERATED DELIVERY SCHEDULE WITHOUT FIRST ARTICLE TEST (FAT), or IF FAT IS WAIVED

ITEM	NO.	QTY	WITHIN DAYS AFTER DATE OF CONTRACT AWARD

[End of Clause]

F-9	52.247-4009	DELIVERY OF SUPPLIES FROM FOREIGN FIRMS TO U.S. PORT OF ENTRY	AUG/2003
(TACOM)

This clause applies only to foreign firms when shipments are required to destinations within the Continental United States (CONUS).

(1) The F.O.B. point for this acquisition  is DESTINATION.  You must arrange and pay for (i) transportation  to the U.S. port of entry, (ii) port handling,  (iii) customs clearance, and (iv) all transportation  from the port of entry to the consignee(s)  listed in this solicitation.

(2) Acceptance will be at destination  if the awardee lS an OCONUS (Outside Continental United States) foreign firm.

(3)  Identification  of shipment. The Contractor must insure that all shipments be clearly marked in accordance with MIL-STD- 129 and other marking requirements specified in the Schedule. The Duty-Free Entry clauses in this contract contain instructions on the documentation  required to accompany the shipment for duty-free entry.

(4) Notification  of Shipment. The Contractor shall send electronic notification  to the Procuring Contracting Officer (PCO) when shipment is made, which includes the following information:

(i) Mode of transportation,  carrier, bill of lading number, customs broker (if any), and estimated time of arrival of materiel at OCONUS port authority

(ii)  Mode of transportation,  carrier, bill of lading number, and estimated dates for pick-up from CONUS port authority and delivery to final destination.

(5) You assume all responsibility  for risk of loss or damage to the supplies until received at the destination.  See the clause entitled RESPONSIBILITY  FOR SUPPLIES (FAR 52.246-16).

[End of Clause]

F-10	52.247-4017	DEPOT ADDRESS FOR THE APPLICABLE MODE OF SHIPMENTS:	IN-THE-CLEAR	NOV/2009
	(TACOM)	ADDRESSES

Rail/	MILSTRIP
Motor	Address	Rail	Motor	Parcel Post
_g_1,	QQQ —	hii2TQ_;_	il2...T_Q_:_	.!1.§i.l T_Q_;_

206721/	W25G1U	Transportation Officer Defense Dist Depot	Transportation Officer Defense Dist Depot	Transportation Officer Defense Dist Depot
209405		Susquehanna	Susquehanna	Susquehanna
		New Cumberland, PA	New Cumberland, PA	New Cumberland, PA 17070-5001

	Reference No. of Document Being Continued		Page 18 of 36
CONTINUATION SHEET
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

NOTE:  All deliveries  to New Cumberland MUST be scheduled at least 10 days prior to the delivery date.  The carrler or contractor must call the New Cumberland DDSP customer service number, 800-307-8496 and provide the following information:  contract number, item name, National Stock Number, total weight and cube, and vendor.  All shipments to this MILSTRIP address code (W25GlU) are for mission stock and they will need to know that as well, but if you have instructions  from the Contracting Officer to use MILSTRIP address code W25N14 instead, you must inform the appointment-taker that the delivery is for Consolidation and Containerization Point (CCP) stock.

Appointments  for FOB Origin shipments should be coordinated with DCMA Transportation.

875670/	W62G2T	Transportation Officer	Transportation Officer	Transportation Officer
875675		XU Def Dist Depot	XU Def Dist Depot	Dist Depot San Joaquin
		San Joaquin	San Joaquin	P 0 Box 96001
		25600 S Chrisman Rd	25600 S Chrisman Rd	Stockton, CA 95296-0130
		Rec Whse 10	Rec Whse 10
		Tracy, Ca 95376-5000	Tracy, Ca 95376-5000

471995/	W31G1Z	Transportation Officer	Transportation Officer	Transportation Officer
471996		Armiston Army Depot,	Anniston Army Depot,	Armiston Army Depot,
		Bynum, AL	Bynum, AL	Armiston, AL 36201-5021

209741/	W25G1R	Transportation Officer	Transportation Officer	Transportation Officer
209770		Letterkenny Army Depot,	Letterkenny Army Depot,	Letterkenny Army Depot,
		Culbertson, PA	Chambersburg, PA	Chambersburg, PA 17201-4150

661136/	W45G19	Transportation Officer	Transportation Officer	Transportation Officer
661157		Red River Army Depot,	Red River Army Depot,	Red River Army Depot,
		Defense, TX	Texarkana, TX	Texarkana, TX 75507-5000

NOTE:  Drivers must schedule an appointment  for delivery at least 24 hours in advance.  Deliveries will be scheduled for Monday-Friday,

0700-1300.  E-mail or fax the PCO at CML (903)334-2208 or CML (903)334-2881.  POC's are available Monday-Saturday,  0700-1730 with the exception of government holidays.  For directions, please call CML (903)334-3060.  Trucks enter through the commercial carrier route entrance and report to building 23 Truck Control 30 minutes prior to their scheduled appoinbnent.  Carriers that arrive at Truck Control without appointments  will be placed at the end of the day's schedule unless there is an earlier opening and will be worked/unloaded as soon as possible.

POCs:  ddrt-appt@dla mil, Randy Cox, CML (903)334-2945, Randy.Cox@dla.mil; Angela Carr, CML (903)334-4950 Angela.Carr@dla.mil; Jane Haley, CML (903)334-4671 Jane.Haley@dla.mil; Darlene Phelps, CML (903)334-3818 Darlene.Phelps@dla.mil.

764538/	W67G23	Transportation Officer	Transportation Officer	Transportation Officer
764535		Tooele Army Depot,	Tooele Army Depot,	Tooele Army Depot,
		Warner, UT	Tooele, UT	Tooele, UT 84074-5003

***SPLC indicates  tandard  £oint 1ocator Qode.

NQTThe     following is applicable 2TilY when so specified ln an individual order or delivery increment:

This requirement is a depot replenishment buy, a portion of which is or may be required to fill Direct Support System (DSS) requisitions.  Shipment shall be made, as specified, to one or more of:

New Cumberland Army Depot
Red River Army Depot
Sharpe Army Depot

prlor to shipments to any other depots as may be designated.  When more than one depot is designated for DSS shipments, priority shipments will be made equally to each of the designated destinations.

[End of Clause]

	Reference No. of Document Being Continued		Page 19 of 36
CONTINUATION SHEET
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

SECTION G - CONTRACT ADMINISTRATION DATA

	PRON/
LINE	AMS CD/	OBLG				OBLIGATED
l _!L	.!1l.ffi_____	.0ZbT_	.JQ_NQ_	b.QBH		b.!1Q1ITIT ____
OOOlAA	M112A243Ml	2		AA		1,152,272.20
	SM2B1100000

					TOTAL	1,152,272.20

ACCOUNTING CLASSIFICATION					OBLIGATED
					b.!1Q1ITIT_
97	X4930AC9D 6D	26KB	S20113		$ 1 2 J1J JQ

				TOTAL	1,152,272.20

LINE
l _!L	ACRN	EDI/SFIS ACCOUNTING CLASSIFICATION
OOOlAA	AA	97	OXOX4930AC9D	S20113	6DOOOOSM2B110000026KB	S20113	W56HZV

	g	LQli ——————————— ill—————————	—— 1 ——

G-1	52.204-4011	PAYMENT INSTRUCTIONS FOR THE DEFENSE FINANCE AND ACCOUNTING SERVICE	OCT/2005
	(TACOM)	(DFAS)

In accordance with DFARS PGI 204.7108, the contract shall be paid in accordance with DFARS PGI 204.7108(d)(5),  line item specific by cancellation  date.

[End of Clause]

CONTINUATION SHEET	Reference No. of Document Being Continued	Page 20 of 36

PIIN/SIIN SPRDLl-12-C-0023 MOD/AMD
Name of Offeror or Contractor:  OPTEX SYSTEMS, INC.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

g          LQli ——————— 111 ———————  — 1 —
H-1	252.222-7006	RESTRICTIONS ON THE USE OF MANDATORY ARBITRATION AGREEMENTS	DEC/2010

H-2	52.204-4005	REQUIRED USE OF ELECTRONIC CONTRACTING	SEP/2004

(a) All contract awards, modifications  and delivery orders issued by DLA Warren will be issued electronically.   The contractor has the option to receive these actions either via the Worldwide Web (WWW) or Electronic Data Interchange  (EDI).  Many provisions/clauses that appear "by reference,' meaning only clause titles and regulation site are listed; their full texts can be found at the website http://farsite.hill.af.mil/

(b)  In order to be eligible to receive an award under this solicitation,  the successful offeror must be registered with the Department of Defense  (DOD) Central Contractor Registration  (CCR).  The CCR registration process may be done electronically  at the World Wide Web (WWW) site: http://www.ccr.gov/(In order to be registered to use EDI, you must use the long form for registration. Certification  information,  including information on the EDI 838 TPP, must be furnished to the Contracting Officer within 60 calendar days after contract award to complete networking  requirements within the Government.)

(c) Worldwide Web Distribution.   The contractor will receive an electronic Notice of the Award, Modification,  or Delivery Order Vla e-mail.  If you choose the WWW option, you must download the file from the appropriate TACOM webpage:

Warren: http://contracting.tacom.army.mil/CFDATA/AWARDS/AWARD_RPT01.cfm
Rock Island: https://aais.ria.army.mil/AAIS/AWDINFO/index.htm
Picatinny: http://procnet.pica.army.mil/dbi/DynCED/award.cfm
Red River Army Depot: http://www.redriver.army.mil/contractingframes/RecentAwardsDPD cfm
Anniston Army Depot: http://www.anadprocnet.army.mil/

(d)  Electronic Data Interchange.   If you choose to receive contract awards, modifications  and delivery orders through EDI, they will be delivered electronically  via the Federal Acquisition Network  (FACNET).  Federal Standard Version 3050 of Standard X12 from the American National Standards Institute (ANSI) will be used as the format for these electronic transactions.

(1) You must complete the EDI 838 Trading Partner Profile, and must agree (i) to subcontract with a DoD certified VAN or Value Added Service (VAS) provider, or (ii) to become DoD certified as a Value Added Network  (VAN).  The EDI 838 Training Partner Profile is contained ln the basic CCR registration  form and includes portions of the registration form which are titled "Optional"

(2) You must select a VAN from the official DoD approved list.  DoD Certified VANs are listed at http://www.acq.osd mil/dpap/ebiz/VANs.htm If your VAN is later removed from the official list, or if you voluntarily drop your initially selected VAN, then you must switch to a VAN that remains on the official DoD approved list.  You must maintain an active account on a DoD approved VAN for the entire duration of the contract, beginning no later than the 60th day after award.

(e) Unless otherwise specified elsewhere in the contract, all data items you are required to provide under this contract must be submitted electronically.   Please go to the following webpage for detailed information about submitting your offer electronically: http://contracting.tacom.army.mil/acqinfo/ebidnotice.htm

(f) Additional information can be obtained by sending a message to:  DAMI_acqcenweb@conus.army.mil  or by calling (586) 574-7059.

H-3	52.245-4500	DEMILITARIZATION AND TRADE SECURITY CONTROL REQUIREMENTS AND PROCEDURES	OCT/2006
TACOM LCMC
(RI)

I. Demil and Trade Security Controls  (TSCs) Summary:

A. This procurement  action has a demil and/or TSC consideration  requirement. The demil and trade security control provisions  in this solicitation  implement the policy and requirements of the Arms Export Control Act, 22 United States Code (U.S.C.), Section 2778, the International Traffic in Arms Regulations  (ITAR) at 22 Code of Federal Regulations  (CFR), Parts 120-130, the Export Administration Regulations  (EAR), at 15 CFR 730-774 and the Export Administration  Act. Regulatory  requirements and guidance are contained in Federal Acquisition Regulation  (FAR) 45.6, Reporting, Redistribution,  and Disposal of Contractor Inventory and Defense Federal Acquisition Regulation  Supplement  (DFARS) 245.604, Restrictions  on Purchase or Retention of Contractor  Inventory.

B. Demil and TSC policy is promulgated via Department of Defense  (DoD) regulations and in the establishment  of contract requirements. Accordingly,  the Governments  right to require demilitarization under this clause is a contractual  right, subject to the authority and discretion of the Procuring Contracting Officer (PCO). Therefore the PCO may or may not forward Contractor demilitarization waiver request to the DoD Demilitarization Program Manager for review and approval, even when there is certifiable Contractors compliance with all existing TSC regulations. The walver approval process is described in paragraph VII of this clause.

CONTINUATION SHEET	Reference No. of Document Being Continued	Page 21 of 36

PIIN/SIIN SPRDLl-12-C-0023 MOD/AMD
Name of Offeror or Contractor:  OPTEX SYSTEMS, INC.

C. The DoD policy and requirements  for demil and TSCs are contained in the DoD 4160.21-M-1,  Demil and TSCs Manual. This manual is hereby incorporated by reference, and its terms, conditions, and procedures are valid and enforceable as contractual  requirements.  If there is a conflict between the Demil and TSCs Manual and the Demil and TSC Clause herein, the Demil and TSCs Manual takes precedence.

D. This contract requires the manufacture,  assembly, test, maintenance,  repair, and/or delivery of military/defense items. This clause sets forth the requirements  for the control and corresponding  certification  and verification  of disposition of contract excess property.

The requirements under this clause are applicable to any Contractor and/or Subcontractor who perform work under this contract. This clause is a mandatory flow-down clause; accordingly, Contractor/Subcontractor must include this clause in subcontracts for work under this solicitation  and resulting contract.

E. The demil and TSC requirements apply to all materials and property  (Government furnished equipment  (GFE)), special tools and special test equipment, manufactured  parts in whatever stage of assembly, and associated technical data including technical manuals, drawings, process sheets, and working papers) bought, assembled, produced, or provided by the Government under this contract regardless of the type of contract and regardless of who has title to the material. The intent is to control military/defense items in accordance with statutory and regulatory requirements. Bidders/offerors proposed prices under this solicitation and any resulting contract should include any and all cost(s) to comply with this clause and the Goverrrments demil and TSC requirements.

F. In general, the demil requirements must be met upon completion of the contract. For indefinite delivery contracts as defined by FAR 16.501-2, demil requirements must be met upon the expiration of the potential contractual performance period as described in section A of the contract and/or in section B (the schedule) of the contract; or upon contract termination if the contract is terminated earlier. Contractor(s)  awarded a contract with demil requirements  shall be responsible for maintaining an inventory system capable of recording, safeguarding and tracking all material, work in process, components associated or related to the performance  of the contract for the purpose  (not intended to be exclusive) of enabling the Contractor to fulfill its demil obligations under this clause. The Contractor will provide a copy of demil certificates  to the PCO within 30 days for inclusion in the contract file.

G. Paragraph VIII. c. of this clause applies to the demil of excess U.S. Goverrrment furnished equipment  (GFE)/technical data provided to a Contractor in support of this contract; see excess GFE definition II. b. below. If the Contractor  is not using GFE in performance of this contract, disregard this paragraph.

H. The Contractor agrees that demil performed under this contract will be conducted in accordance with this clause or DoD 4160.21-M-1, Demil and TSCs Manual, and all demilitarized material will meet or exceed the definition of scrap as defined by this clause.

II. Definitions:

A. Contract excess property is property of the type covered by this contract for which the contractor does not claim payment or has been denied payment and all GFE not returned to the Government upon completion of the contract. This includes, but is not limited to, rejects and overruns. Contract excess property  (whether title to the property is in the Government or not) includes completed or partially completed parts, components,  subassemblies,  assemblies, end items, special tools and test equipment, and all associated technical manuals, technical data, packaging and labeling. Contract excess property shall be controlled and final disposition determined by assigned demil code unless waived by the DoD Demil PM.

B. Excess GFE is equipment/technical data provided by the U. S. Goverrrment to the Contractor that the Contractor no longer needs to satisfy the contracts requirements, which the Government does not want returned during or at the completion of the contract.

C. Demilitarization is the act of destroying the military offensive and defensive characteristics  inherent in certain types of equipment and material to the degree necessary to preclude its restoration to a usable condition.\-The  term includes mutilation,  dumping at sea, cutting, crushing, shredding, melting, burning or alteration designed to prevent the further use of this equipment and material for its originally  intended military purpose. It applies equally to material in unserviceable  and serviceable condition.

D. Scrap is material that has no value except for its basic material content.

E. Munitions list item (MLI) is any item contained in the U. S. Munitions List, 22 CFR 120-130.

F. Commerce control list item (CCLI) is a multi-use  (military, commercial and other strategic use) item under the jurisdiction of the Bureau of Export Administration,  U. S. Department of Commerce, through the Export Administration  Regulations,  15 CFR 730-774. The types of items on the CCL may be commodities  (i. e., equipment, materials,  electronics),  software, or a particular technology.

G. Trade security control  (TSC) is control procedures designed to preclude the sale or shipment of Munitions List or Commerce Control List items to any entity whose interests are inimical to those of the United States.  These controls are also applicable  to such other selected entities as may be designated by the Deputy Under Secretary of Defense  (Trade Security Policy).

CONTINUATION SHEET	Reference No. of Document Being Continued	Page 22 of 36

PIIN/SIIN SPRDLl-12-C-0023 MOD/AMD
Name of Offeror or Contractor:  OPTEX SYSTEMS, INC.

H. Commercial type property is material, equipment, software, or technology not generally considered  to be unique and peculiar to DoD and possessing commercial marketability.

I. Significant military equipment  (SME) is material for which special export controls are warranted because of their capacity for substantial military utility or capability. Items designated as SME require worldwide demil as prescribed  in DoD 4160.21-M-1,  Demil and TSCs Manual, appendix 4.

J. Ammunition,  explosives, and dangerous articles  (AEDA) is any substance that by its composition and chemical characteristics, alone or when combined with another substance, is or becomes an explosive or propellant or is hazardous or dangerous to personnel, animal or plant-life,  structures, equipment or the environment as a result of blast, fire, fragment, radiological or toxic effects.  AEDA is not a criterion for demil.  AEDA items not on the Munitions List would be coded A or Q.

III. Applicability:

This solicitation/contract is for the production of MLis or CCLis and contract excess may require demil and TSCs. This clause is applicable to prime and Subcontractors.

IV. Contractor Demil and TSCs:

A. The Contractor will demil and apply TSCs as required on all contract excess property as dictated by the Government assigned demil code and its definition and the demilitarization and trade security controls matrix in paragraph IX of this clause. Demil codes and definitions can be accessed per paragraph VIII of this clause.

B. The Contractor will contact the PCO for declassification, safety and demil instructions  for contract excess property with an assigned demil code of  P, F, or G.

C. The Contractor will demil all associated excess technical data.

V. Demil Certification and Verification  (DC&V):

A. During or upon completion of manufacturing  under this contract, the prime Contractor shall notify the PCO in a timely manner that a Goverrrment representative  is required to witness demil of contract excess property produced under this contract whether the prime Contractor or a Subcontractor  is performing the demil.

B. Subcontractors  shall notify the prime Contractor in a timely manner who shall notify the PCO that a Goverrrment representative  is required to witness demil of contract excess property produced under this contract.

C. The Goverrrment Quality Assurance Representative  (QAR) will forward all demil certificates and the final DD Form 250 to the PCO so that final payment can be made.  The PCO will not release the final DD Form 250 for payment unless all pertinent demilitarization certificates  from all prime and subcontractors  involved have been received. If the Contractor  is using the Wide Area Workflow  (WAWF) Receipt-Acceptance system, the QAR will ensure all demil certificates  are attached to the final WAWF Receiving Report before accepting the shipment. The Demil Certification and Verification  Certificate will become part of the contract file.

D. A Contractors  representative  certifies and a technically qualified U.S. Government QAR (United States citizen) is designated as the U.S. Government official responsible for executing the Demil verification unless another U.S. Government official is designated ln writing by the PCO. Both shall actually witness the demil; and both shall sign and date the DA Form 7579 available at http://www.apd.army mil/.

VI. Demil Waivers:

A. The Contractor may request a demil waiver for contractual requirements. However, any waiver must be predicated upon disposition of material in a manner that is consistent with the guidelines and intent of applicable demil and TSC laws and regulations.  All requests for demil waivers must be submitted in writing through the PCO and the Armys Demil PM to the DoD Demil PM. Waiver request must be approved prior to Contractor disposition of any contract excess property and prior to the release of final DD Form 250 for payment. All waiver requests must specify the items, quantity, proposed disposition of the material, and any additional terms. If written approval of the request for a demil waiver is not granted within 45 days of submission, the demil request shall be deemed disapproved.   The Contractor is not entitled to demil waiver. Contact the PCO for additional specific guidance.

B. When a demil waiver is approved, all packaging and Government property containing non-removable markings shall have these markings permanently obliterated before any non-demilitarized disposition.

VII. Disputes- any disputes concerning  this clause shall be addressed in accordance with the Disputes clause in this solicitation/contract.

VIII. Contractor Access and Identification  of Demilitarization Requirements:

CONTINUATION SHEET	Reference No. of Document Being Continued	Page 23 of 36

PIIN/SIIN SPRDLl-12-C-0023 MOD/AMD
Name of Offeror or Contractor:  OPTEX SYSTEMS, INC.

A. Contractors will identify demilitarization requirements by accessing the assigned demilitarization code via the Internet using the following steps:

1.  Logon to Army Electronic Product Support (AEPS) Website https://aeps.ria.army.mil/. This displays the U.S. Army Materiel Command Army Electronic Product Support Website entrance portal.
2.  Click on Accept. This displays the Public Applications page.
3.  If you have an AEPS account, go to step 4 below. First time users, click on How to Enter AEPS and then follow instructions  for Goverrrment Contractors  to establish an AEPS account.
4.  Click on Enter AEPS and enter your UseriD and Password.
5.  Under Popular Applications,  click on Contractor Demil Code Query which displays an interactive searchable database containing all part numbers that have been assigned a National Stock Number (NSN) in the FLIS.
6.  Click on the icon Demilitarization Code Definitions provided on this web page. Print these definitions  for future reference and close the screen.

B. The Contractors demilitarization requirement:

1.  The Contractors demilitarization requirement is based on the demilitarization code (A, B, C, D, E, F, G, P or Q) assigned to the property and its corresponding  definition.
2.  Identify the current demilitarization code assigned by entering the part number (PIN) or National Item Identification  Number (NIIN) of the property in question and click on Enter.

Note: If an NSN has NOT been assigned to the property in question, the demilitarization code for the property is not in this database. Contact the PCO for the demilitarization requirements  for property if the demilitarization code could not be identified in this database.

3.  Result will be the current demilitarization code.  Match the demilitarization code with its definition.  Demilitarize excess property ln accordance with the demilitarization code definition.

C. Due to numerous variables, the Goverrrment may not know which disposal option is most advantageous  for GFE until the end of the contract.  Three GFE disposal options available to the Government are:

Option 1:
1.  Have the Contractor demilitarize  the excess GFE per the assigned demilitarization code.
2.  The cost of Contractor demilitarization will be negotiated.
3.  The PCO will provide the Contractor with the pertinent demilitarization instructions  for property without codes assigned.
4.  The PCO will ensure that demilitarization certification and verification  is properly documented.

Option 2:
1.  Abandon or sell the excess GFE and transfer the title to the Contractor.
2.  Prior to the Government transferring  the title of demilitarized  or un-demilitarized excess GFE and regardless of its serviceability,  all TSC laws must be satisfied.  Therefore, the Contractor must be in possesslon of an approved end use certificate (EUC), DLA Form 1822, before the Goverrrment transfers title to the property.
3.  The EUC is the U.S. Government's instrument to ensure the Contractor is aware of and agrees to assume the responsibility  for future TSC requirements and demilitarization cost and liabilities for the excess GFE.  The demilitarization and TSC requirements  for MLI/CCLE do not diminish over time.  For complete TSC requirements,  see paragraph IX of this clause and DoD 4160.21-M-1, Demilitarization and TSCs Manual.
4.  Contractors and other persons must obtain the permission of the PCO prior to any subsequent disposition or sale.  Any subsequent disposition or sale will be accomplished  in accordance with DoD 4160.21-M-1,  Demilitarization and TSCs Manual.

Option 3:
The Contractor returns excess GFE to the Government's control for disposal and the Government ensures adequate disposal occurs per DoD 4160.21-M-1,  Demilitarization and TSCs Manual.

IX. Demilitarization and Trade Security Controls Matrix

T l J	lli ri i _@Q Q lli ri i _@Q	liY Q § g QL
g g - lii k- lri

	Demil Code	Demil Req'd	No Demil Req'd	TSC Required
Non-MLI/or Non-CCLI	A Commercial		X
MLI-Non-SME	B		X	X EUC DLA Form 1822
MLI/SME	C	X		X EUC DLA Form 1822
MLI/SME	D	X		X EUC DLA Form 1822
MLI/Non-SME	E	X		X EUC DLA Form 1822
MLI/SME	F	X		X EUC DLA Form 1822
MLISME	G	X		X EUC DLA Form 1822
MLI/SME	P	X		X EUC DLA Form 1822
EAR/CCLI	Q Dual Use/Commercial		X	X EUC DLA Form 1822
HS7144

(End of clause)

CONTINUATION SHEET	Reference No. of Document Being Continued	Page 24 of 36

PIIN/SIIN SPRDLl-12-C-0023 MOD/AMD
Name of Offeror or Contractor:  OPTEX SYSTEMS, INC.

SECTION I - CONTRACT CLAUSES
	g LQli	--------------------------------------------- ill ---------------------------------------------	---- 1 ----
I-1	52.202-1	DEFINITIONS	JUL/2004
I-2	52.203-3	GRATUITIES	APR/1984
I-3	52.203-5	COVENANT AGAINST CONTINGENT FEES	APR/1984
I-4	52.203-6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT	SEP/2006
I-5	52.203-7	ANTI-KICKBACK PROCEDURES	OCT/2010
I- 6	52.203-8	CANCELLATION, RECISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-7	52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I- 8	52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS	OCT/2010
I- 9	52.204-4	PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER	AUG/2000
I-10	52.204-7	CENTRAL CONTRACTOR REGISTRATION	APR/2008
I-11	52.204-10	REPORTING EXECUTIVE COMPENSATION AND FIRST-TIER SUBCONTRACT AWARDS	JUL/2010
I-12	52.209-6	PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT	DEC/2010
I-13	52.211-5	MATERIAL REQUIREMENTS	AUG/2000
I-14	52.211-15	DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS	APR/2008
I-15	52.215-2	AUDIT AND RECORDS--NEGOTIATIONS	OCT/2010
I-16	52.215-8	ORDER OF PRECEDENCE--UNIFORM CONTRACT FORMAT	OCT/1997
I -17	52.215-10	PRICE REDUCTION FOR DEFECTIVE CERTIFIED COST OR PRICING DATA	AUG/2011
I -18	52.215-12	SUBCONTRACTOR CERTIFIED COST OR PRICING DATA	OCT/2010
I-19	52.215-14	INTEGRITY OF UlHT PRICES	OCT/2010
I -2 0	52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS	OCT/2010
I -21	52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRE) OTHER THAN PENSIONS	JUL/2005
I -22	52.215-23	LIMITATIONS ON PASS-THROUGH CHARGES	OCT/2009
I -23	52.219-8	UTILIZATION OF SMALL BUSINESS CONCERNS	JAN/2011
I -24	52.222-1	NOTICE TO THE GOVERNMENT OF LABOR DISPUTES	FEB/1997
I -25	52.222-19	CHILD LABOR--COOPERATION WITH AUTHORITIES AND REMEDIES	JUL/2010
I -2 6	52.222-20	WALSH-HEALEY PUBLIC CONTRACTS ACT	OCT/2010
I -2 7	52.222-21	PROHIBITION OF SEGREGATED FACILITIES	FEB/1999
I -2 8	52.222-26	EQUAL OPPORTUNITY	MAR/2007
I -2 9	52.222-35	EQUAL OPPORTUNITY FOR VETERANS	SEP/2010
I -3 0	52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES	OCT/2010
I -31	52.222-37	EMPLOYMENT REPORTS ON VETERANS	SEP/2010
I -32	52.222-40	NOTIFICATION OF EMPLOYEE RIGHTS UNDER THE NATIONAL LABOR RELATIONS ACT	DEC/2010
I -33	52.222-50	COMBATING TRAFFICKING IN PERSONS	FEB/2009
I -34	52.222-54	EMPLOYMENT ELIGIBILITY VERIFICATION	JAN/2009
I -35	52.223-6	DRUG-FREE WORKPLACE	MAY/2001
I -3 6	52.223-14	TOXIC CHEMICAL RELEASE REPORTING	AUG/2003
I -3 7	52.223-18	CONTRACTOR POLICY TO BAN TEXT MESSAGING WHILE DRIVING	SEP/2010
I -3 8	52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES	JUN/2008
I -3 9	52.227-1	AUTHORIZATION AND CONSENT	DEC/2007
I-40	52.227-2	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT	DEC/2007
I-41	52.229-3	FEDERAL, STATE, AND LOCAL TAXES	APR/2003
I-42	52.232-1	PAYMENTS	APR/1984
I-43	52.232-8	DISCOUNTS FOR PROMPT PAYMENT	FEB/2002
I-44	52.232-11	EXTRAS	APR/1984
I-45	52.232-17	INTEREST	OCT/2010
I-46	52.232-23	ASSIGNMENT OF CLAIMS (JAN 1986) -- ALTERNATE (APR 1984)	APR/1984
I -4 7	52.232-25	PROMPT PAYMENT	OCT/2008
I -48	52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER--CENTRAL CONTRACTOR REGISTRATION	OCT/2003
I-49	52.233-1	DISPUTES	JUL/2002
I-50	52.233-3	PROTEST AFTER AWARD	AUG/1996
I -51	52.233-4	APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM	OCT/2004
I -52	52.242-13	BANKRUPTCY	JUL/1995
I -53	52.243-1	CHANGES--FIXED PRICE	AUG/1987
I -54	52.244-5	COMPETITION IN SUBCONTRACTING	DEC/1996
I -55	52.244-6	SUBCONTRACTS FOR COMMERCIAL ITEMS	DEC/2010
I-56	52.246-23	LIMITATION OF LIABILITY	FEB/1997
I-57	52.247-63	PREFERENCE FOR U.S.-FLAG AIR CARRIERS	JUN/2003
I-58	52.247-68	REPORT OF SHIPMENT (REPSHIP)	FEB/2006

CONTINUATION SHEET	Reference No. of Document Being Continued	Page 25 of 36

PIIN/SIIN SPRDLl-12-C-0023 MOD/AMD
Name of Offeror or Contractor:  OPTEX SYSTEMS, INC.

	g LQli	--------------------------------------------- ill ---------------------------------------------	---- 1 ----
I-59	52.248-1	VALUE ENGINEERING	OCT/2010
I-60	52.249-2	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)	MAY/2004
I-61	52.249-8	DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)	APR/1984
I-62	52.253-1	COMPUTER GENERATED FORMS	JAN/1991
I-63	252.203-7000	REQUIREMENTS RELATING TO COMPENSATION OF FORMER DOD OFFICIALS	JAN/2009
I-64	252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT- RELATED FELONIES	DEC/2008
I-65	252.203-7002	REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS	JAN/2009
I-66	252.204-7000	DISCLOSURE OF INFORMATION	DEC/1991
I -6 7	252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT	APR/1992
I -6 8	252.204-7006	BILLING INSTRUCTIONS	OCT/2005
I-69	252.204-7008	EXPORT-CONTROLLED ITEMS	APR/2010
I-70	252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS	DEC/1991
I-71	252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY	DEC/2006
I-72	252.215-7000	PRICING ADJUSTMENTS	DEC/1991
I-73	252.215-7002	COST ESTIMATING SYSTEM REQUIREMENTS	MAY/2011
I-74	252.225-7001	BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM	JAN/2009
I-75	252.225-7002	QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS	APR/2003
I-76	252.225-7006	QUARTERLY REPORTING OF ACTUAL CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES	OCT/2010
I-77	252.225-7007	PROHIBITION ON ACQUISITION OF UNITED STATES MUNITIONS LIST ITEMS FROM COMMUNIST CHINESE MILITARY COMPANIES	SEP/2006
I-78	252.225-7009	RESTRICTION ON ACQUISITION OF CERTAIN ARTICLES CONTAINING SPECIALTY METALS	JAN/2011
I-79	252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES	JUN/2010
I-80	252.225-7013	DUTY-FREE ENTRY	DEC/2009
I-81	252.225-7015	RESTRICTION ON ACQUISITION OF HAND OR MEASURING TOOLS	JUN/2005
I-82	252.225-7016	RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS	DEC/2010
I-83	252.225-7025	RESTRICTION ON ACQUISITION OF FORGINGS	DEC/2009
I-84	252.225-7033	WAIVER OF UNITED KINGDOM LEVIES	APR/2003
I-85	252.225-7041	CORRESPONDENCE IN ENGLISH	JUN/1997
I-86	252.226-7001	UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS	SEP/2004
I-87	252.227-7013	RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS	MAR/2011
I-88	252.227-7037	VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA	SEP/1999
I-89	252.231-7000	SUPPLEMENTAL COST PRINCIPLES	DEC/1991
I-90	252.232-7003	ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS	MAR/2008
I-91	252.232-7010	LEVIES ON CONTRACT PAYMENTS	DEC/2006
I-92	252.243-7001	PRICING OF CONTRACT MODIFICATIONS	DEC/1991
I-93	252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT	MAR/1998
I-94	252.244-7000	SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (DOD CONTRACTS)	NOV/2010
I-95	252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT	MAR/2008
I-96	252.246-7001	WARRANTY OF DATA	DEC/1991
I -9 7	252.246-7003	NOTIFICATION OF POTENTIAL SAFETY ISSUES	JAN/2007
I -9 8	252.247-7003	PASS-THROUGH OF MOTOR CARRIER FUEL SURCHARGE ADJUSTMENT TO THE COST BEARER	SEP/2010
I-99	252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA	MAY/2002
I-100	52.209-3	FIRST ARTICLE APPROVAL -- CONTRACTOR TESTING (SEP 1989) -- ALTERNATE (JAN 1997) AND ALTERNATE II (SEP 1989)	SEP/1989

(a) The Contractor  shall test two (2) unit(s) of Lot/Item PN 9377820-2 as specified in this contract. At least 15 calendar days before the beginning of first article tests, the Contractor shall notify the Contracting Officer, in writing, of the time and location of the testing so that the Government may witness the tests.

(b) The Contractor  shall submit the first article test report within (see Schedule B) calendar days from the date of this contract to Contracting Officer morris.belleville@us.army.mil marked First Article Test Report: Contract No. _______________________ , Lot/Item No                            Within 30 calendar days after the Goverrrment receives the test report, the Contracting Officer shall notify the Contractor,  in writing, of the conditional approval, approval, or disapproval of the first article. The notice of conditional approval or approval shall not relieve the Contractor from complying with all requirements of the specifications  and all other terms and conditions of this contract. A notice of conditional approval shall state any further action required of the Contractor. A notice of disapproval  shall cite reasons  for the disapproval.

CONTINUATION SHEET	Reference No. of Document Being Continued	Page 26 of 36

PIIN/SIIN SPRDLl-12-C-0023 MOD/AMD
Name of Offeror or Contractor:  OPTEX SYSTEMS, INC.

(c)  If  the  first article is disapproved,  the Contractor,  upon  Government  request,  shall  repeat  any or all  first  article tests.  After each request for additional tests, the Contractor shall make any necessary changes, modifications,  or repairs to the first article or select another first article for testing. All costs related to these tests are to be borne by the Contractor,  including any and all costs for additional tests following a disapproval.  The Contractor  shall then conduct the tests and deliver another report to the Goverrrment under the terms and conditions and within the time specified by the Government. The Government  shall take action on this report within the time specified ln paragraph  (b) above. The Government reserves the right to requlre an equitable adjustment of the contract price for any extension of the delivery schedule, or for any additional costs to the Government related to these tests.

(d) If the Contractor  fails to deliver any first article report on time, or the Contracting Officer disapproves any first article, the Contractor shall be deemed to have failed to make delivery within the meaning of the Default clause of this contract.

(e) Unless otherwise provided in the contract, and if the approved first article lS not consumed or destroyed in testing, the Contractor may deliver the approved first article as part of the contract quantity if it meets all contract requirements for acceptance.

(f) If the Government does not act within the time specified in paragraph  (b) or (c) above, the Contracting Officer shall, upon timely written request from the Contractor, equitably adjust under the changes clause of this contract the delivery or performance dates and/or the contract price, and any other contractual  term affected by the delay.

(g) Before first article approval, the Contracting Officer may, by written authorization,  authorize the Contractor  to acqulre specific materials or components or to commence production to the extent essential to meet the delivery schedules. Until first article approval is granted, only costs for the first article and costs incurred under this authorization are allocable to this contract for

(1) progress payments, or

(2) termination settlements if the contract is terminated for the convenience of the Goverrrment. If first article tests reveal deviations from contract requirements,  the Contractor shall, at the location designated by the Government, make the required changes or replace all items produced under this contract at no change in the contract price.

(h) The Government may waive the requirement for first article approval test where supplies identical or similar to those called for in the schedule have been previously  furnished by the offeror/contractor and have been accepted by the Government. The offeror/contractor may request a waiver.

(i) The Contractor  shall produce both the first article and the production quantity at the same facility.

(End of Clause)

I-101	52.223-7	NOTICE OF RADIOACTIVE MATERIALS	JAJ:\f/1997

(a) The Contractor  shall notify the Contracting Officer or designee, in writing, 60 days prior to the delivery of, or prior to completion of any servicing required by this contract of, items containing either

(1) radioactive material requiring specific licensing under the regulations issued pursuant to the Atomic Energy Act of 1954, as amended, as set forth in Title 10 of the Code of Federal Regulations,  in effect on the date of this contract, or

(2) other radioactive material not requiring specific licensing in which the specific activity is greater than 0.002 microcuries per gram or the activity per item equals or exceeds 0.01 mlcrocurles.

Such notice shall specify the part or parts of the items which contain radioactive materials, a description of the materials, the name and activity of the isotope, the manufacturer  of the materials,  and any other information known to the Contractor which will put users of the items on notice as to the hazards involved (OMB No. 9000-0107).

(b) If there has been no change affecting the quantity of activity, or the characteristics  and composition of the radioactive material from deliveries under this contract or prior contracts, the Contractor may request that the Contracting Officer or designee waive the notice requirement ln paragraph  (a) of this clause. Any such request shall

(1) Be submitted in writing;

(2) State that the quantity of activity, characteristics, and composition of the radioactive material have not changed; and

(3) Cite the contract number on which the prior notification was submitted and the contracting office to which it was submitted.

CONTINUATION SHEET	Reference No. of Document Being Continued	Page 27 of 36

PIIN/SIIN SPRDLl-12-C-0023 MOD/AMD
Name of Offeror or Contractor:  OPTEX SYSTEMS, INC.

(c) All items, parts, or subassemblies which contain radioactive materials in which the specific activity is greater than 0.002 microcuries per gram or activity per item equals or exceeds 0.01 microcuries,  and all containers  in which such items, parts or subassemblies are delivered to the Government  shall be clearly marked and labeled as required by the latest revision of MIL-STD 129 in effect on the date of the contract.

(d) This clause, including this paragraph  (d), shall be inserted in all subcontracts  for radioactive materials meeting the criteria in paragraph  (a) of this clause.

(e) Procurement Contracting Officer (PCO) Instructions:

Notice of Radioactive  Materials containing Tritium (H3), Americium  (AM241), Nickel-63  (NI63): In accordance with (IAW) FAR 52.223-7(a), the "designee" to notify is the licensee, Mr. Thomas Gizicki, TACOM-LCMC, AMSTA-CSC-ZR,  COM (309) 782-2965/6499, DSN 793-2965/6499, email: thomas.gizicki@us.amy.mil (NRC license BML 12-00722-06).
Address:
U. S. Amy TACOM Life Cycle Management Command
Safety Office, ATTN: AMSTA-CSC-ZR
1 Rock Island Arsenal
Rock Island, IL  61299-7630

Notice of Radioactive  Materials containing Thorium Fluoride coatings  (ThF): IAW FAR 52.223-7(a),  the "designee" to notify is the licensee, Mr. Craig Goldberg, Director for Safety, CECOM-LCMC, AMSEL-SF-R,  COM (732) 427-7454, DSN 987-7454, email: craig.goldberg@us.army.mil (NRC license BML 29-01022-14).
Address:
U. S. Amy CECOM Life Cycle Management Command
Directorate  for Safety (DS), ATTN: AMSEL-SF
Building 2539, Laboratory Road, Charles Wood Area
Fort Monmouth, New Jersey 07703-5024

Licenses, Authorizations  and Permits: The procuring contracting officer (PCO) shall ensure that the apparently successful offeror has a valid Nuclear Regulatory  Commission  (NRC) or Agreement State License.  Exceptions  for a license lS as follows:
Government-Owned, Contractor-Operated (GOCO) facilities: The PCO shall ensure that the apparent successful offeror is made aware of the scope of work if it involves radioactive government  furnished  equipment  (GFE).  If offeror perfoms the work on government property involving GFE they will be required to comply with the applicable NRC license conditions (either government's  license or contractor's  license).
Non-Army agencies  (including other military services, vendors, and civilian contractors) require an Amy Radiation Pemit to use, store, or possess ionizing radiation sources on an Amy installation  (AR 385-10 and 32 CFR 655.10).   (For the purpose of this paragraph,  ionizing radiation source means any source that, if held or owned by an Amy organization, would requlre a specific Nuclear Regulatory Commission license or Amy Radiation Authorization (ARA) .)

(End of Clause)

I-102	52.209-9	UPDATES OF PUBLICLY AVAILABLE INFORMATION REGARDING RESPONSIBILITY MATTERS	JAN"/2011

(a) The Contractor  shall update the information ln the Federal Awardee Performance and Integrity Infomation System (FAPIIS) on a semi annual basis, throughout the life of the contract, by posting the required information in the Central Contractor Registration  database at http://www.ccr.gov.

(b)(1) The Contractor will receive notification when the Goverrrment posts new information to the Contractor's  record.

(2) The Contractor will have an opportunity  to post comments regarding infomation that has been posted by the Government. The comments will be retained as long as the associated  infomation is retained, i.e., for a total period of 6 years. Contractor comments will remain a part of the record unless the Contractor  revlses them.

(3)(i) Public requests for system information posted prior to April 15, 2011, will be handled under Freedom of Information Act procedures,  including, where appropriate, procedures promulgated under E.O. 12600.

CONTINUATION SHEET	Reference No. of Document Being Continued	Page 28 of 36

PIIN/SIIN SPRDLl-12-C-0023 MOD/AMD
Name of Offeror or Contractor:  OPTEX SYSTEMS, INC.

(ii) As required by section 3010 of Public Law 111-212, all information posted in FAPIIS on or after April 15, 2011, except past performance revlews, will be publicly available.

(End of  clause)

I-103	52.215-19	NOTIFICATION OF OWNERSHIP CHANGES	OCT/1997

(a) The Contractor  shall make the following notifications  in writing:

(1) When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative  Contracting Officer (ACO) within 30 days.

(2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

(b) The Contractor  shall —

(1) Maintain current, accurate, and complete inventory records of assets and their costs;

(2) Provide the ACO or designated representative  ready access to the records upon request;

(3) Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization,  and remaining useful lives are identified accurately before and after each of the Contractors ownership changes; and

(4) Retain and continue to maintain depreciation  and amortization  schedules based on the asset records maintained before each Contractor ownership change.

(c) The Contractor  shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR    15.408(k).

(End of Clause)

I-104	52.219-4	NOTICE OF PRICE EVALUATION PREFERENCE FOR HUBZONE SMALL BUSINESS CONCERNS	JAN"/2011

(a) Definition.   See 13 CFR 125.6(e) for definitions of terms used in paragraph  (d).

(b) Evaluation preference.

(1) Offers will be evaluated by adding a factor of 10 percent to the price of all offers, except

(i) Offers from HUBZone small business concerns that have not waived the evaluation preference;  and

(ii) Otherwise successful offers from small business concerns.

(2) The factor of 10 percent shall be applied on a line item basis or to any group of items on which award may be made. Other evaluation factors described in the solicitation  shall be applied before application of the factor.

(3) A concern that is both a HUBZone small business concern and a small disadvantaged  business concern will receive the benefit of both the HUBZone small business price evaluation preference and the small disadvantaged  business price evaluation adjustment  (see FAR clause 52.219-23). Each applicable price evaluation preference or adjustment shall be calculated  independently against an offerors base offer. These individual preference amounts shall be added together to arrive at the total evaluated price for that offer.

(4) When the two highest rated offerors are a HUBZone small business concern and a large business, and the evaluated offer of the HUBZone small business concern is equal to the evaluated offer of the large business after considering  the price evaluation preference, award will be made to the HUBZone small business concern.

	Reference No. of Document Being Continued		Page 29 of 36
CONTINUATION SHEET
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

(c) Waiver of evaluation preference. A HUBZone small business concern may elect to waive the evaluation preference, in which case the factor will be added to its offer for evaluation purposes. The agreements in paragraphs (d) and (e) of this clause do not apply if the offeror has waived the evaluation preference.

Offer elects to waive the evaluation preference.

(d) Agreement. A HUBZone small business concern agrees that in the performance of the contract, in the case of a contract for

(1) Services (except construction), at least 50 percent of the cost of personnel for contract performance will be spent for employees of the concern or employees of other HUBZone small business concerns;

(2) Supplies (other than procurement from a nonmanufacturer of such supplies), at least 50 percent of the cost of manufacturing, excluding the cost of materials, will be performed by the concern or other HUBZone small business concerns;

(3) General construction. (i) At least 15 percent of the cost of contract performance to be incurred for personnel will be spent on the prime contractor's employees;

(ii) At least 50 percent of the cost of the contract performance to be incurred for personnel will be spent on the prlme contractor's employees or on a combination of the prime contractor's employees and employees of HUBZone small business concern subcontractors;

(iii) No more than 50 percent of the cost of contract performance to be incurred for personnel will be subcontracted to concerns that are not HUBZone small business concerns; or

(4) Construction by special trade contractors. (i) At least 25 percent of the cost of contract performance to be incurred for personnel will be spent on the prime contractor's employees;
(ii) At least 50 percent of the cost of the contract performance to be incurred for personnel will be spent on the prlme contractor's employees or on a combination of the prime contractor's employees and employees of HUBZone small business concern subcontractors;

(iii) No more than 50 percent of the cost of contract performance to be incurred for personnel will be subcontracted to concerns that are not HUBZone small business concerns.
(e) A HUBZone joint venture agrees that the aggregate of the HUBZone small business concerns to the joint venture, not each concern separately, will perform the applicable percentage of work requirements.

(f)(1) When the total value of the contract exceeds $25,000, a HUBZone small business concern nonmanufacturer agrees to furnish in performing this contract only end items manufactured or produced by HUBZone small business concern manufacturers.

(2) When the total value of the contract is equal to or less than $25,000, a HUBZone small business concern nonmanufacturer may provide end items manufactured by other than a HUBZone small business concern manufacturer provided the end items are produced or manufactured in the United States.

(3) Paragraphs (f)(1) and (f)(2) of this section do not apply in connection with construction or service contracts.

(g) Notice. The HUBZone small business offeror acknowledges that a prospective HUBZone awardee must be a HUBZone small business concern at the time of award of this contract. The HUBZone offeror shall provide the Contracting Officer a copy of the notice required by 13 CFR 126.501 if material changes occur before contract award that could affect its HUBZone eligibility. If the apparently successful HUBZone offeror is not a HUBZone small business concern at the time of award of this contract, the Contracting Officer will proceed to award to the next otherwise successful HUBZone small business concern or other offeror.

(End of clause)

I-105	52.219-28	POST-AWARD SMALL BUSINESS PROGRAM REREPRESENTATION	APR/2009

(a) Definitions. As used ln this clause—

"Long-term contract" means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

	Reference No. of Document Being Continued		Page 30 of 36
CONTINUATION SHEET
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.
"Small business concern" means a concern, including its affiliates, that is independently owned and operated, not dominant in thefield of operation in which it is bidding on Goverrrment contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause. Such a concern is "not dominant in its field of operation" when it does not exercise a controlling or major influence on a national basis in a kind of business activity in which a number of business concerns are primarily engaged. In determining whether dominance exists, consideration shall be given to all appropriate factors, including volume of business, number of employees, financial resources, competitive status or position, ownership or control of materials, processes, patents, license agreements, facilities, sales territory, and nature of business activity.

(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall rerepresent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:
(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3) For long-term contracts

(i) Within 60 to 120 days prlor to the end of the fifth year of the contract; and

(ii) Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

(c) The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/services/contractingopportunities/sizestandardstopics/

(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the rerepresentation required by paragraph (b) of this clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure that they reflect the Contractor's current status. The Contractor shall notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause that the data have been validated or updated, and provide the date of the validation or update.

(f) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but lS not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g) If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAICS code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed:

The Contractor represents that it [ is not a small business concern under NAICS Code assigned to contract number[Contractor to sign and date and insert authorized signer's name and title].
(End of clause)

I-106	52.223-3	HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA	JAJ:\f/1997

(a) Hazardous material, as used in this clause, includes any material defined as hazardous under the latest version of Federal Standard No. 313 (including revisions adopted during the term of the contract).

(b) The offeror must list any hazardous material, as defined in paragraph (a) of this clause, to be delivered under this contract. The hazardous material shall be properly identified and include any applicable identification number, such as National Stock Number or Special Item Number. This information shall also be included on the Material Safety Data Sheet submitted under this contract.

Material	Identification No.
(If none, insert None)
NONE

	Reference No. of Document Being Continued		Page 31 of 36
CONTINUATION SHEET
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

(c) This list must be updated during performance of the contract whenever the Contractor determines that any other material to be delivered under this contract is hazardous.

(d) The apparently successful offeror agrees to submit, for each item as required prior to award, a Material Safety Data Sheet, meeting the requirements of 29 CFR 1910.1200(g) and the latest version of Federal Standard No. 313, for all hazardous material identified ln paragraph (b) of this clause. Data shall be submitted in accordance with Federal Standard No. 313, whether or not the apparently successful offeror is the actual manufacturer of these items. Failure to submit the Material Safety Data Sheet prior to award may result in the apparently successful offeror being considered nonresponsible and ineligible for award.

(e) If, after award, there is a change in the composition of the item(s) or a revision to Federal Standard No. 313, which renders incomplete or inaccurate the data submitted under paragraph (d) of this clause, the Contractor shall promptly notify the Contracting Officer and resubmit the data.

(f) Neither the requirements of this clause nor any act or failure to act by the Goverrrment shall relieve the Contractor of any responsibility or liability for the safety of Government, Contractor, or subcontractor personnel or property.

(g) Nothing contained in this clause shall relieve the Contractor from complying with applicable Federal, State, and local laws, codes, ordinances, and regulations (including the obtaining of licenses and permits) ln connection with hazardous material.

(h) The Governments rights in data furnished under this contract with respect to hazardous material are as follows:

(1) To use, duplicate and disclose any data to which this clause is applicable. The purposes of this right are to

(i) Apprise personnel of the hazards to which they may be exposed in using, handling, packaging, transporting, or disposing of hazardous materials;

(ii) Obtain medical treabnent for those affected by the material; and

(iii) Have others use, duplicate, and disclose the data for the Government for these purposes.

(2) To use, duplicate, and disclose data furnished under this clause, in accordance with subparagraph (h)(1) of this clause, in precedence over any other clause of this contract providing for rights in data.

(3) The Government is not precluded from using similar or identical data acquired from other sources.

(End of Clause)

I-107	52.223-11	OZONE-DEPLETING SUBSTANCES	MAY/2001

(a) Definition. Ozone-depleting substance, as used in this clause, means any substance the Environmental Protection Agency designates in 40 CFR Part 82 as—

(1) Class I, including, but not limited to, chlorofluorocarbons, halons, carbon tetrachloride, and methyl chloroform; or

(2) Class II , including, but not limited to hydrochlorofluorocarbons.

(b) The Contractor shall label products which contain or are manufactured with ozone-depleting substances in the manner and to the extent required by 42 U.S.C. 7671j (b), (c), and (d) and 40 CFR Part 82, Subpart E, as follows:

Warning

Contains  (or manufactured with, if applicable) N/A _______________ a substance(s) which harm(s) public health and environment by destroying ozone in the upper abnosphere.

*The Contractor shall insert the name of the substance(s).

(End of Clause)

	Reference No. of Document Being Continued		Page 32 of 36
CONTINUATION SHEET
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

I-108	52.252-2	CLAUSES INCORPORATED BY REFERENCE	FEB/1998

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address:

http://www.acq.osd.mil/dpap/dars/far html   or  http://www.acq.osd.mil/dpap/dars/index.hbn or http://farsite  hill.af.mil/VFAFARa.HTM

(End of  Clause)

I-109	52.252-6	AUTHORIZED DEVIATIONS IN CLAUSES	APR/1984

(a) The use ln this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the date of the clause.

(b) The use in this solicitation or contract of any DoD FAR SUPPLEMENT (48 CFR 2) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the name of the regulation.

(End of Clause)

I-110	252.208-7000	INTENT TO FURNISH PRECIOUS METALS AS GOVERNMENT-FURNISHED MATERIAL	DEC/1991

(a) The Government intends to furnish precious metals required in the manufacture of items to be delivered under the contract if the Contracting Officer determines it to be in the Government's best interest. The use of Government-furnished silver is mandatory when the quantity required is one hundred troy ounces or more. The precious metal(s) will be furnished pursuant to the Government Furnished Property clause of the contract.

(b) The Offeror shall cite the type (silver, gold, platinum, palladium, iridium, rhodium, and ruthenium) and quantity in whole troy ounces of precious metals required in the performance of this contract (including precious metals required for any first article or production sample), and shall specify the national stock number (NSN) and nomenclature, if known, of the deliverable item requiring precious metals.

Precious Metal*	Quantity	Deliverable Item (NSN and Nomenclature)

*If platinum or palladium,  specify whether sponge or granules are required.

(c) Offerors shall submit two prices for each deliverable item which contains precious metals—one based on the Government furnishing preclous metals, and one based on the Contractor furnishing precious metals. Award will be made on the basis which is in the best interest of the Government.

(d) The Contractor agrees to insert this clause, including this paragraph (d), in solicitations for subcontracts and purchase orders issued in performance of this contract, unless the Contractor knows that the item being purchased contains no precious metals.

(End of clause)

	Reference No. of Document Being Continued		Page 33 of 36
CONTINUATION SHEET
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

I-111	252.211-7005	SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS	NOV/2005

(a) Definition. SPI process, as used in this clause, means a management or manufacturing process that has been accepted previously by the Department of Defense under the Single Process Initiative (SPI) for use in lieu of a specific military or Federal specification or standard at specific facilities. Under SPI, these processes are reviewed and accepted by a Management Council, which includes representatives of the Contractor, the Defense Contract Management Agency, the Defense Contract Audit Agency, and the military departments.

(b) Offerors are encouraged to propose SPI processes in lieu of military or Federal specifications and standards cited in the solicitation. A listing of SPI processes accepted at specific facilities lS available via the Internet at http://guidebook.dcma.mil/20/guidebook_process.htm (paragraph 4.2).

(c) An offeror proposing to use an SPI process in lieu of military or Federal specifications or standards cited in the solicitation shall

(1) Identify the specific military or Federal specification or standard for which the SPI process has been accepted;

(2) Identify each facility at which the offeror proposes to use the specific SPI process in lieu of military or Federal specifications or standards cited in the solicitation;

(3) Identify the contract line items, subline items, components, or elements affected by the SPI process; and

(4) If the proposed SPI process has been accepted at the facility at which it is proposed for use, but is not yet listed at the Internet site specified in paragraph (b) of this clause, submit documentation of Department of Defense acceptance of the SPI process.

(d) Absent a determination  that an SPI process is not acceptable for this procurement,  the Contractor shall use  the following SPI processes ln lieu of military or Federal specifications  or standards:

(Offeror insert information for each SPI process)

SPI Process:

Facility:

Military or Federal Specification  or Standard:

Affected Contract Line Item Number, Subline Item Number, Component, or Element:

(e) If a prospective offeror wishes to obtain, prior to the time specified for receipt of offers, verification   that an SPI process is an acceptable replacement for military or Federal specifications  or standards required by  the solicitation,  the prospective offeror

(1) May submit the information required by paragraph (d) of this clause to the Contracting Officer prior to submission of an offer; but

(2) Must submit the information to the Contracting Officer at least 10 working days prior to the date specified for receipt of offers.

(End of clause)

I-112	252.223-7001	HAZARD WARNING LABELS	DEC/1991

(a) Hazardous material, as used in this clause, is defined in the Hazardous Material Identification  and  Material Safety Data clause of this contract.

(b) The Contractor  shall label the item package (unit container) of any hazardous material to be delivered under  this contract in accordance with the Hazard Communication  Standard (29 CFR 1910.1200 et seq). The Standard  requires that the hazard warning label conform to the requirements of the standard unless the material is  otherwise subject to the labeling requirements of one of the following statutes:

(1) Federal Insecticide, Fungicide and Rodenticide  Act;

(2) Federal Food, Drug and Cosmetics Act;

(3) Consumer Product Safety Act;

	Reference No. of Document Being Continued		Page 34 of 36
CONTINUATION SHEET
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.
(4) Federal Hazardous Substances Act; or

(5) Federal Alcohol Administration  Act.

(c) The Offeror shall list which hazardous material listed in the Hazardous Material Identification and Material Safety Data clause of this contract will be labeled in accordance with one of the Acts in paragraphs (b)(1) through (5) of this clause instead of the Hazard Communication Standard. Any hazardous material not listed will be interpreted to mean that a label is required in accordance with the Hazard Communication Standard.

MATERIAL (If None, Insert None.	ACT

NONE

(d) The apparently successful Offeror agrees to submit, before award, a copy of the hazard warning label for all hazardous materials not listed in paragraph (c) of this clause. The Offeror shall submit the label with the Material Safety Data Sheet being furnished under the Hazardous Material Identification and Material Safety Data clause of this contract.

(e) The Contractor shall also comply with MIL-STD-129, Marking for Shipment and Storage (including revlslons adopted during the term of this contract).

(End of clause)

I-113	52.204-4009 (TACOM)	MANDATORY USE OF CONTRACTOR TO GOVERNMENT ELECTRONIC COMMUNICATION	MAR/2005

(a) All references in the contract to the submission of written documentation shall mean electronic submission. All electronic submissions shall be in the formats and media described in the website:
http://contracting.tacom.army.mil/ebidnotice.hbn

(b) This shall include all written unclassified communications between the Goverrrment and the Contractor except contract awards and contract modifications which shall be posted on the internet. Return receipt shall be used if a commercial application is available. Classified information shall be handled in full accordance with the appropriate security requirements.

(c) In order to be contractually binding, all Government communications requiring a Contracting Officer signature must be sent from the Contracting Officer's e-mail address. The Contractor shall designate the personnel with signature authority who can contractually bind the contractor. All binding contractor communication shall be sent from this contractor e-mail address(es).

(d) Upon award, the Contractor  shall provide the Contracting Officer with a list of e-mail addresses for all administrative  and technical personnel assigned to this contract.

(e) Unless exempted by the Procuring Contracting Officer in writing, all unclassified written communication after contract award shall be transmitted electronically.

[End of Clause]

I-114	52.219-4070	PILOT MENTOR-PROTEGE PROGRAM	APR/2006

(a) The Pilot Mentor-Protege Program does not apply to small business concerns.

(b) Utilization of the Pilot Mentor-Protege Program (hereafter referred to as the Program) is encouraged. Under the Program, eligible companies approved as mentor firms enter into a mentor-protege agreement with eligible protege firms. The goal of the program is to provide appropriate developmental assistance to enhance the capabilities of the protege firm. The Mentor firm may be eligible for cost reimbursement or credit against their applicable subcontracting goals.

(c) Mentor firms are encouraged to identify and select concerns that are defined as emerging small business concerns, small disadvantaged business, women-owned small business, HUBZone small business, service-disabled veteran-owned small business, veteran owned small business or an eligible entity employing the severely disabled.

(d) Full details of the program are located at http://www.acq.osd.mil/sadbu/mentor protege/, http://sellingtoarmy.info/, DFARS Appendix I, and DFARS Subpart 219.71, "Pilot Mentor-Protege Program."

(e) For additional questions after reviewing the information provided, contact the Office of Small Business Programs serving

	Reference No. of Document Being Continued		Page 35 of 36
CONTINUATION SHEET
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

your area.

[End of Clause]

	Reference No. of Document Being Continued		Page 36 of 36
CONTINUATION SHEET
	PIIN/SIIN SPRDLl-12-C-0023	MOD/AMD
Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

SECTION J  - LIST OF ATTACHMENTS

List of			Number
MQ Q	h1		2LE	ill
Exhibit A	CDRL, DOC. SUMMARY LIST, ADDRESSES FOR DATA SUBMITTAL	12-APR-2011	0 04	EMAIL
Exhibit B	DATA DELIVERABLE DESCRIPTIONS	12-APR-2011	011	EMAIL

PIIN/SIIN	SPRDL1– 12 – C – 0023
MOD/AMD
ATT/EXH ID	Exhibit A
PAGE

CONTRACT DATA REQUIREMENTS LIST
DD FORM 1423 (MECHANIZED)

CATEGORY: MISC SYSTEM/ITEM: HEAD ASSY
TO CONTRACT/PR: M112A243Ml
NSN: 1240-01-476-2613

THE LEGEND BELOW APPLIES TO ALL CDRLs **************

1. SEQUEN"CE NUMBER		14. DISTRIBUTION DRFT/REG/REPRO COPIES

2. TITLE OF DATA ITEM

3. SUBTITLE

4. DATA ITEM NUMBER

5. CONTRACT REFERENCE

6. TECHNICAL OFFICE	7. DD 250	8. APP CODE	9. DIST STATEMENT REQUIRED

10. FREQUENCY		11. AS OF DATE

12. DATE OF 1ST SUBMISSION		13. DATE OF SUBSEQUEN"T SUBMISSION

1. A00l		14. SEE ADDRESS CODE

2. ENGINEERING CHANGE PROPOSAL (ECP)		DISTRIBUTION ATTACHED***

3.

4. DI-CMAJ:\f-80639C*

5. SECTION C

6. RDAR-EIS-PDR	7. LT	8.	9.

10. ASREQ	11.	15. TOTAL 0/ 0/ 0

12. ASREQ	13. ASREQ

16. REMARKS

*DELETE PARAGRAPH 2 OF DID. SEE ATTACHED DATA DELIVERY DESCRIPTION FOR CONT EN"T OF THE ECP. CONTRACTOR FORMAT IS ACCEPTABLE, DATA MUST BE IN GOVT COMP ATIBLE SOFTWARE (I.E., MICROSOFT OFFICE). **DIST STATEMENT WILL BE ASSIGNE D AND IMPLEMEN"TED BY THE DOD CONFIGURATION MGR. ***SUBMIT ELECTRONICALLY TO ROCK-ECP-INPUT@CONUS.ARMY.MIL. ELECTRONIC FILES MUST BE LESS THAN 7MB. THE FORMS LOCATED AT https://www.pica.army mil/prod_techdata/cmdocs-links.htm ARE THE PREFERRED METHOD OF SUBMISSION FOR THIS DATA ITEM (DD FORMS).

1. A002		14.
		SEE ADDRESS CODE
2. REQUEST FOR DEVIATION (RFD)****		DISTRIBUTION ATTACHED***

3.

4. DI-CMAJ:\f-80640C*

5. SECTION C

6. RDAR-EIS-PDR	7. LT	8.	9.

10. ASREQ	11.	15. TOTAL 0/ 0/ 0

12. ASREQ	13. ASREQ

PIIN/SIIN	SPRDL1– 12 – C – 0023
MOD/AMD
ATT/EXH ID	Exhibit A
PAGE	2
16. REMARKS

*DELETE PARAGRAPH 2 OF DID. SEE ATTACHED DATA DELIVERY DESCRIPTION FOR CONT EN"T OF RFD.  ADEQUATE DATA/ANALYSIS/TESTING TO SUPPORT THE POSITION RELATIV E TO PARAGRAPH 24 AND 25 OF DATA DELIVERY DESCRIPTION  SHALL BE INCLUDED.  CONTRACTOR FORMAT IS ACCEPTABLE, BUT DATA MUST BE IN GOVT COMPATIBLE SOFTWAR E (I.E., MICROSOFT OFFICE). **DISTRIBUTION STATEMENT WILL BE ASSIGNED AND I MPLEMENTED BY THE DOD CONFIG MGR. ***SUBMIT ELECTRONICALLY  TO
ROCK-ECP-INPUT@CONUS.ARMY.MIL. ELECTRONIC FILES MUST BE LESS THAN 7MB.  THE FORMS LOCATED AT https://www.pica.army.mil/prod_techdata/cmdocs-links.htm ARE THE PREFERRED METHOD OF SUBMISSION FOR THIS DATA ITEM (DD FORMS).
****THE CONTRACTOR SHALL IDENTIFY IF THE RFD IS PRIOR TO MFG OR NON-CONFORM ING MTRL. A PRIOR TO MFG DESCRIBES A PROPOSED DEPARTURE FROM CONFIG DOCS FO R A SPECIFIC NUMBER OF UNITS OR FOR A SPECIFIED PERIOD OF TIME. A NON-CONFO RMING MTRL RFD IS USED TO OBTAIN AUTH TO DELIVER NON-CONFORMING MTRL WHICH
DOES NOT MEET THE CONFIG DOCS BUT IS SUITABLE FOR USE AS IS OR AFTER REPAIR.

1. A003		14.
		SEE ADDRESS CODE
2. NOTICE OF REVISION (NOR)		DISTRIBUTION ATTACHED***

3.

4. DI-CMAJ:\f-80642C*

5. SECTION C

6. RDAR-EIS-PDR	7. LT	8.	9.

10. ASREQ	11.	15. TOTAL 0/ 0/ 0

12. ASREQ	13. ASREQ

16. REMARKS

*DELETE PARAGRAPH 2 OF DID.  SEE ATTACHED DATA DELIVERY DESCRIPTION FOR CON TENT OF NOR. CONTRACTOR FORMAT IS ACCEPTABLE, DATA MUST BE IN GOVT COMPATIB LE SOFTWARE (I.E., MICROSOFT OFFICE). **SUBMIT ELECTRONICALLY  TO ROCK-ECP-INPUT@CONUS.ARMY.MIL. ELECTRONIC FILES MUST BE LESS THAN 7MB. FORMS LOCATED AT https://www.pica.army.mil/prod_techdata/cmdocs-links.htm ARE THE PREFERRED METHOD OF SUBMISSION FOR THIS DATA ITEM.  ***THE DIST STATEMENT WILL BE ASSIGNED AND IMPLEMENTED BY THE DOD CONFIGURATION  MANAGER.

DATE: 12 APR 11

DOCUMENT SUMMARY LIST

Item: HEAD ASSY
NSN: 1240-01-476-2613
Control Number/PRON:  M112A243M1

Identifies all first tier documents (cited in SOW) (applicable DIDs). Also included are all referenced documents (2nd, (includes DID block 10 references), 3rd and lower tier) which have been tailored.

DOCUMENT CATEGORY:

CATEGORY 0 - Unless otherwise specified in the solicitation, contract, or contract modifications, all documents are for guidance and information only.

CATEGORY 1 - The requirements contained in the directly cited document are contractually applicable to the extent specified. All referenced documents are for guidance and information only.

CATEGORY 2 - The requirements contained in the directly cited document and the reference documents identified in the directly cited document are contractually applicable to the extent specified. All subsequently referenced documents are for guidance and information only.

PIIN/SIIN	SPRDL1-12-C-0023
MOD/AMD
ATT/EXH ID	Exhibit B
PAGE	3

CATEGORY 3 - Unless otherwise specified in the solicitation, contract or contract modification,  all requirements contained in the directly cited document and all reference and subsequently referenced documents are contractually  applicable to the extent specified.

Document Number
(Contract Reference)		Document Date/
Applicable Tailoring	Document Title	Document Category

la. N/A	Section c titled: Configuration Management Documentation	N/A Cat 2

lb. DI-CMAJ:\f-80639C	Engineering Change Proposal	30 Sep 00 (ECP)
(seq A001)		Cat

lc. DI-CMAJ:\f-80640C	Request for Deviation (RFD)	30 Sep 00
(seq A002)		Cat 1

ld. DI-CMAJ:\f-80642C	Notice of Revision (NOR)	30 Sep 00
(seq A003)		Cat 1

2. AN"SI/ISO/ASQC Q9001-2008	American National Standard Quality Quality Management Systems Requirements	15 Nov 08

3. MIL-PRF-13830 (REVB)	Optical Components for Fire	09 Jan 97
	Control Instruments; Gen. Spec.	Cat 2

END OF DOCUMENT SUMMARY LIST

ADDRESS LIST

Executive for Contracting  DLA Land Warren
6501 E. 11 Mile Road
Mailstop 729
ATTN:   (See Block 14 of DD Form 1423 for symbols that apply)
Warren, MI 48397-5000

Director
U.S. Army, Armament, Research, Development  & Engineering Center
1 Rock Island Arsenal
ATTN:   (See Block 14 of DD Form 1423 for symbols that apply)
Rock Island, IL  61299-7300

Commander
U.S. Army, Armament, Research, Development  & Engineering Center
ATTN: (See Block 14 of DD Form 1423 for symbols that apply)
Picatinny Arsenal, NJ  07806-5000

END OF ADDRESS LIST

ADDRESS CODE DISTRIBUTION
FOR ECP/RFD/VECP

PIIN/SIIN	SPRDL1-12-C-0023
MOD/AMD
ATT/EXH ID	Exhibit B
PAGE	4

1.     Concurrent distribution  of Value Engineering Change Proposals  (VECPs), Engineering Change Proposals  (ECPs), Request for Deviations  (RFDs) shall be submitted electronically  to the below addresses:

a      ROCK – ECP – INPUT@CONUS.ARMY.MIL if the item is NOT a chemical item

b.     ROCK – ECBCCMActions@conus.army.mil if the item is a chemical item

c.     Contracting Office: Provide to the buyers E-Mail address as reflected on the front page of the contract  (or most recent modification if applicable)

d.     The Administrative  Contracting Officer.

(Submissions must be under lOMB), (electronic foms (DD Foms 1692, 1693, and 1694) are available for your use at h.til2§_;_il  _,_I2i  g   gg,y ilLI2£9.9....i QhQ  _Lg_ QQQ§.::.li..J1k§_,_h.Qg,

2.     If hardcopies are submitted, the contractor shall submit copies as required and as identified below to:

Director, U.S. Amy Armament Research
Development  and Engineering Center
ATTN:  RDAR-EIS-PE  (ECPs)
PICATINNY, NJ 07806-5000

Chemical items should be provided to RDCB-DEM, Rock Island, IL 61299-7410

a. VECPs -	original plus 3 COpleS
	original plus 3 COpleS	(Tools & Equipment)
	original plus 3 COpleS	(Navy or Air Force)

b. ECPs -	original plus 2 COpleS
	original plus 2 COpleS	(Tools & Equipment)
	original plus 2 COpleS	(Navy or Air Force)

c. RFDs -	original plus 2 COpleS
	original plus 2 COpleS	(Tools & Equipment)
	original plus 2 COpleS	(Navy or Air Force)

If submitting by mail, one copy designated Advance Copy to:

a.     Contracting Office: Provide to the buyers E-Mail address as reflected on the front page of the contract  (or most recent modification  if applicable).

b.     Administrative  Contracting Officer.

3.  When ECPs, NORs, RFDs are determined to be Urgent, Critical and/or Schedule impacting, an action copy shall be provided to RDAR-EIS-T via data facsimile (FAX) to 973-724-2082.   This transmission is to be immediately followed with the usual hard copy mailing.

END OF ADDRESS CODE DISTRIBUTION

PIIN/SIIN	SPRDL1-12-C-0023
MOD/AMD
ATT/EXH ID	Exhibit B
PAGE

DATA DELIVERY DESCRIPTIONS

ENGINEERING CHANGE PROPOSAL  (ECP)

This Data Delivery Description  (DDD) contains the content and preparation  instructions  for the data product resulting from the work task specified in the contract. This DDD is used in conjunction with a Notice of Revision  (NOR). A requirement for NORs, as applicable,  should be contractually  imposed in conjunction with this DDD.

Requirements:

1.     Reference documents. The applicable issue of any documents cited herein, including their approval dates and dates of any applicable amendments, notices, and revisions, shall be as specified ln the contract.

2.     Format and content. The Engineering Change Proposal shall be prepared ln contractor format.

3.     Supporting data. In addition to the information required below, the ECP shall include supporting data. Formal ECPs shall be supported by drawings and other data (e.g., Logistic Support Analysis  (LSA) data, detailed cost proposal data, test data and analyses) as specified in the contract to justify and describe the change and to determine its total impact including assessments of changes to system operational employment characteristics. When a life cycle cost and/or operation and support cost model has been included in the contract, the ECP shall also include the costs expected to result from the implementation  of the change into all future production and spare items projected to be procured for the program. Also for all projected operation and support costs for operation of the total inventory of items by the Goverrrment. A summary of any testing done to validate concepts or new technology to be employed in the proposed engineering change shall be presented in the supporting data. Details of such test data shall be provided if it is vital to the decision regarding acceptance of the change.

4.     Distribution  statement. The appropriate distribution  statement shall be affixed to the ECP in accordance with the requirements of the contract.

5.     Date. Provide the submittal date of the ECP or of the revision to the ECP.

6.     Procuring Activity Number (PAN): Provide the PAN of the procuring activity, if known.

7.     DODAAC. Provide the DODAAC of the procuring activity, if known.

8.     Originator name and address. Provide the name and address of the contractor  submitting the ECP.

9.     Designate as either Class I or II. Proposed changes that do not meet the criteria for Class I shall be designated as Class II. The englneerlng change shall be Class I if:

a.
The Functional Configuration Documentation  (FCD) or Allocated Configuration Documentation  (ACD) is affected to the extent that any of the following requirements would be outside specified limits or specified tolerances:

(1)	Performance.
(2)	Reliability, maintainability or survivability.
(3)	Weight, balance, moment of inertia.
(4)	Interface characteristics.
(5)	Electromagnetic characteristics.
(6)	Other technical requirements in the specifications.
NOTE: Minor clarifications and corrections  to FCD or ACD shall be made only as an incidental part of the next Class
ECP NOR, unless otherwise directed by the Government.
b.	A change to the Product Configuration Documentation (PCD) will affect the FCD or ACD as described in paragraph 9a or will impact one or more of the following:
(1)	Goverrrment Furnished Equipment (GFE).
(2)	Safety.
(3)	Compatibility or specified interoperability with interfacing Cis, support equipment or support software, spares, trainers or training devices/ equipment/software.
(4)	Configuration to the extent that retrofit action is required.
(5)	Delivered operation and maintenance manuals for which adequate change/revision funding is not provided ln existing contracts.
(6)	Preset adjustments or schedules affecting operating limits or performance to such extent as to require assignment of a new identification number.
(7)	Interchangeability, substitutability, or replaceability as applied to Cis, and to all subassemblies and parts except the pieces and parts of non-reparable subassemblies.

PIIN/SIIN	SPRDL1-12-C-0023
MOD/AMD
ATT/EXH ID	Exhibit B
PAGE	2

(8)	Sources of Cis or repairable items at any level defined by source-control drawings.
(9)	Skills, manning, training, biomedical factors or human-engineering design.
c.	Any of the following contractual factors are affected:
(1)	Cost to the Goverrrment including incentives and fees.
(2)	Guarantees or warranties.
(3)	Deliveries.
(4)	Scheduled milestones.

10.   Justification code. Provide a justification code that is applicable to a proposed Class I engineering change. The justification code is not required for Class II ECPs. If more than one of the following codes are applicable,  the one which is the most descriptive or significant shall be assigned to the ECP.
a.	Interface. Code B shall be assigned to an engineering change proposal for correction of a deficiency which will eliminate interference or incompatibility at an interface between Cis.
b.	Compatibility. Code C shall be assigned to an engineering change to correct a deficiency with the following characteristics:
(1)	The need for the change has been discovered during the system or item functional checks or during installation and checkout and is necessary to make the system or item work.
(2)
By assigning the compatibility  code the contractor  is declaring that the effort required to accomplish the change is considered to be within the scope of the existing contract except for changes caused by the Goverrrment.

(3)
Contractual coverage completing the formal documentation  of the engineering change will not reflect an increase in contract price for the corrective action in production and to delivered items in-warranty or otherwise stipulated in the contract.

c.
Correction of deficiency. Code D shall be assigned to an engineering change which is required to eliminate a deficiency, unless a more descriptive  separate code applies. Such separate codes are used to identify deficiencies of the nature of safety, interface, or compatibility.

d.	Operational or logistics support. Code 0 shall be assigned to an engineering change which will make a significant effectiveness change in operational capabilities or logistics support.
e.
Production stoppage. Code P shall be assigned to an engineering change which is required to prevent slippage ln an approved production schedule. This code applies when production  to the current configuration documentation either is impracticable or cannot be accomplished without delay.

f.
Cost reduction. CodeR shall be assigned to an engineering change which will provide a net total life cycle cost savings to the Goverrrment, but which is not being submitted pursuant to the Value Engineering clause of the contract. The savings in life cycle cost should include all effects on cost and price for the effort and requirements covered by the contract(s) currently in effect for this contractor, plus the costs resulting from necessary associated changes in delivered items, and logistics support.

g.
Safety. Code S shall be assigned to an englneerlng change for correction of a deficiency which lS required primarily to eliminate a hazardous condition. When this code is assigned, a system hazard analysis shall be included with the ECP. (See MIL-STD-882)

h.	Value engineering (VE). Code V shall be assigned to an engineering change that will effect a net life cycle cost reduction and which is submitted pursuant to the VE clause of the contract.

11.   Priority. A priority shall be assigned to each Class I ECP based upon the following definitions. Class II ECPs do not require a priority assignment. The proposed priority is assigned by the originator and will stand unless the Government has a valid reason for changing the priority.
a.	Emergency (E). Shall be assigned to an engineering change proposed for any of the following reasons:
(1)	To effect a change in operational characteristics which, if not accomplished without delay, may seriously compromise national security;
(2)
To correct a hazardous condition which may result in fatal or serious injury to personnel or in extensive damage or destruction of equipment.  (A hazardous condition usually will require withdrawing  the item from service temporarily, or suspension of the item operation, or discontinuance  of further testing or development pending resolution of the condition.); or

(3)	To correct a system halt (abnormal termination) in the production environment such that CSCI mlsslon accomplishment is prohibited.
b.	Urgent (U). Shall be assigned to an engineering change proposed for any of the following reasons:
(1)	To effect a change which, if not accomplished expeditiously, may seriously compromise the mission effectiveness of deployed equipment, software, or forces; or
(2)
To correct a potentially hazardous condition, the uncorrected existence of which could result in injury to personnel or damage to equipment.  (A potentially hazardous condition compromises  safety and embodies risk, but within reasonable limits, permits continued use of the affected item provided the operator has been informed of the hazard and appropriate precautions have been defined and distributed  to the user.); or

(3)	To meet significant contractual requirements (e.g., when lead time will necessitate slipping approved production or deployment schedules if the change was not incorporated); or
(4)	To effect an interface change which, if delayed, would cause a schedule slippage or lncrease cost; or

PIIN/SIIN	SPRDL1-12-C-0023
MOD/AMD
ATT/EXH ID	Exhibit B
PAGE	3

(5)
To effect a significant net life cycle cost savlngs to the Goverrrment, as defined in the contract, through value engineering or through other cost reduction efforts where expedited processing of the change will be a major factor in realizing lower costs.

(6)	To correct unusable output critical to mission accomplishment;
(7)	To correct critical CI files that are being degraded; or
(8)
To effect a change in operational characteristics to implement a new or changed regulatory requirement with stringent completion date requirements  issued by an authority higher than that of the functional proponent.

c.	Routine (R). Shall be assigned to a proposed engineering change when emergency or urgent is not applicable.

12.   ECP designation.
a.	Model/Type. Provide model or type designation of the CI for which this proposal is being submitted. For Computer Software Configuration Items (CSCI), enter the CSCI identification number.
b.	CAGE code. Enter the CAGE code for the activity originating the ECP.
c.	System designation. The system or top-level CI designation or nomenclature assigned shall be entered, if known.

13.   ECP number. Provide an ECP number. Once an ECP number is assigned to the first submission of a change proposal, that number shall be retained for all subsequent submissions of a change proposal. One of the following methods of assigning ECP numbers may be used unless otherwise stated in the contract:
a.
ECP numbers shall run consecutively  commencing with number 1, for each CAGE Code identified activity, or ECP numbers may be assigned in a separate series for each system that the contractor is producing

b.
When an ECP is split into a basic ECP and related ECPs, the basic ECP shall be identified with the number prescribed above and each related ECP shall be identified by the basic number plus a separate dash number. The number of characters in the ECP number, dash number, type, and revision identification  shall not exceed 32.

c.	Other systems may be used provided the ECP number is unique for any CAGE Code identified activity, and the 32 character limitation is not exceeded.

14.   Type. For Class I ECPs, indicate either a "P" for preliminary, or "F" for fomal. A Class I ECP shall be preliminary  if it meets the criteria below.
a.
A preliminary change proposal is one that is submitted to the Government  for review prior to the availability of the information necessary to support a formal ECP. It shall include a summary of the proposed change, its impact on related areas, and a justification.  Examples are to furnish the Government with available information in order to pemit:

(1)
A preliminary evaluation  relative to the merits of the proposed change  (e.g. installation of a proposed change for the purpose of evaluation and testing prior to making a final decision to proceed with a proposed change);

or,
(2)	A determination regarding the desirability of continuing expenditures required to further develop the proposal.
(3)	To provide alternative proposals; or
(4)	To supplement a message relative to an emergency or urgent priority ECP when it is impracticable to submit a formal ECPwithin 30 calendar days; or
(5)	To obtain Government approval to proceed with software engineering development prior to the development of the actual coding changes.
b.	A formal ECP is the type, which provides the englneerlng information and other data in sufficient detail to support fomal change approval/contractual implementation.

15.   Revision. If an ECP is being revised, enter the proper identification  of the revision, i.e., R1 for the first revision; R2, R3, etc. for subsequent revlslons.  (The date submitted  (paragraph 5) shall be the date of the revised ECP.)

16.   Baseline affected. Indicate the baseline(s) affected  (see MIL-HDBK-61).

17.   Other systems/configuration items affected. If other systems/configuration items are affected indicate whether the effect on other systems or Cis requires the submittal of related Class I ECPs. Supply details in paragraphs 33a and c.

18.   Specifications  affected. If specifications  cited in the contract are affected by the ECP, their identity by the CAGE code of the design activity, document number, revision letter, and the NOR number of the NOR being submitted with the ECP, shall be provided.

19.   Drawings affected. If drawings are affected by the ECP, their identity by the CAGE code of the design activity, document number, revision letter, and the NOR number of the NOR being submitted with the ECP, shall be provided.

20.   Title of change. Provide a brief title to identify the component or system affected by the ECP. For example: F-18 Aircraft Air Turbine Start Connector Backshell Replacement;  AN/AYK-14(v)  CP-1502/CP-1503  Reconfiguration to CP-1799; (CSCI name) Block Update.

PIIN/SIIN	SPRDL1-12-C-0023
MOD/AMD
ATT/EXH ID	Exhibit B
PAGE	4

21.   Contract number(s) and line item(s). Provide the number(s) of all currently active contract(s),  and the affected contract line item number(s), at the originating CAGE-coded activity that are affected by the engineering change.

22.   Procuring contracting officer. Provide the procurlng contracting officer's name, office symbol/code, and telephone number applicable to the CI shown ln paragraph 21.

23.   Configuration  item nomenclature.  Provide the assigned name and type designation  the CSCI name and number, if applicable, or authorized name and number of the CI(s) affected by the ECP.

24.   Is the CI in production?  If "yes", provide information as to whether deliveries have been completed on the contract(s). This data is not always applicable to software. If not applicable,  so indicate.

25.   All lower level items affected.
a.	For hardware, an appropriate, complete descriptive name of the part(s) shall be provided as well as the quantity of the part(s). Additionally, applicable NSNs shall be provided.
b.	For CSCI's, provide the name and identifier of each lower level CI and computer software unit affected.

26.   Description  of change. The description of the proposed change shall include the purpose and shall be given in sufficient detail to adequately describe what is to be accomplished.  It shall be phrased in definitive  language such that, if it is repeated in the contractual document authorizing  the change, it will provide the authorization desired. Supporting data may be provided to the extent necessary to clearly portray the proposed change. If the proposed change is an interim solution, it shall be so stated.

27.   Need for change. Provide an explanation of the need for the change to include specifically identifying the benefit of the change to the Government. The nature of the defect, failure, incident, malfunction,  etc. substantiating  the need for the change shall be described in detail. Full utilization  shall be made of available failure data. If a new capability  is to be provided, improvements in range, speed, performance,  endurance, striking power, defensive or offensive capabilities, etc. shall be described in quantitative  terms. Correspondence  establishing  requirements  for the change and any testing accomplished prior to the submission shall be identified and summarized. If the ECP is needed to correct maintenance/logistics problems, that fact will be included with sufficient detail to identify the lssues. If the ECP is being submitted as a response to a request for ECP or Government direction, cite that authority herein.

28.   Production effectivity by serial number.
a.
For hardware, provide the estimated production effectivity point for the production  items including serial number, or other item identification  (e.g., block or lot number) as approved by the Government.  In determining  the effectivity point for the proposed change, consider, in addition to the time factors, the availability  of all support elements affected and the most economical point of introduction consistent with all the salient factors involved. The earliest production  incorporation  is not necessarily  the singular or most important factor in the establishment  of a proposed change effectivity point. The effectivity point shall be based on concurrent availability of all logistics support elements and materials affected by the change to the item.

b.
For CSCI's, identify the CSCI version number, if known, into which the change will be incorporated. Where applicable,  the effectivity of the end item CI and vehicle (aircraft, tank, ship, etc.) into which the capability represented by the new version of the software is proposed to be incorporated,  shall also be provided. If the impact of the ECP merits the release of a new software version include a recommendation  to this effect. Serial numbers may be used in lieu of version numbers if approved by the Government.

29.   Effect on production delivery schedule. State the estimated delivery schedule of items incorporating  the change, either ln terms of days after contractual approval, or by specific dates contingent upon contractual approval by a specified date. If there will be no effect on the delivery schedule, so state.

30.   Retrofit.
a.
Recommended item effectivity.  When the contractor recommends that the engineering change be accomplished  in accepted items by retrofit, the quantities and serial (or lot) numbers of accepted items in which the change lS proposed to be incorporated by retrofit shall be provided. Such statement regarding items currently in production shall be based upon the estimated approval date of the ECP.

b.	Ship/vehicle class affected. When the delivered CI is installed ln one or more ship/vehicle classes, enter the identification of such classes.
c.
Estimated kit delivery schedule. State estimated kit delivery schedule by quantity and date. When special tooling for retrofit is required for Government use, provide the dates of availability of tools, jigs, and test equipment required ln conjunction with the kits to accomplish  the change.

d.
Locations or ship/vehicle numbers affected. State the location(s) where retrofit is to be accomplished.  If retrofit is to be accomplished  in ships (or in vehicles for which the serial numbers are not shown ln paragraph 30b), enter the ship hull numbers or vehicle numbers.

PIIN/SIIN	SPRDL1-12-C-0023
MOD/AMD
ATT/EXH ID	Exhibit B
PAGE	5

NOTE: The appropriate  information shall be provided for CSCI changes that are to be incorporated as part of a hardware or equipment change; and implemented per a hardware retrofit schedule, or where the fielded version of the software lS to be replaced.

31.   Estimated costs/savings  under contract. Provide the total estimated costs/savings  impact of the ECP on the contract for the subject CI. Savings shall be shown in parentheses.

32.   Estimated net total costs/savings.  Provide the total estimated costs/savings  impact of the basic and all related ECPs, including other costs/savings  to the Government.  Savings shall be shown in parentheses.

33.   Effects on Functional/Allocated Configuration  Identification.  This information is to be provided only if the proposed change affects the system specification  or the item development specification(s).  If a separate product function specification  is used, effects on such specification of changes proposed after the Product Baseline has been established shall be described as required.
a.	Other systems affected. Provide only if other systems/configuration items are affected as indicated in paragraph 17.
b.	Other contractors/activities affected. Identify other contractors or Goverrrment activities that will be affected by this engineering change.
c.	Configuration items affected. Enter the names and numbers of all Cis, maintenance and operator training equipment, and support equipment affected.
d.
Effects on performance allocations and interfaces in system specification. Describe the changes in performance allocations and in the functional/physical interfaces defined in the system specification.

e.	Effects on employment, integrated logistic support, training, operational effectiveness, or software.
(1)
For hardware, describe the effects of the proposed change on employment, deployment,  logistics, and/or personnel and training requirements which have been specified in the approved system and/or CI specifications,  including any changes or effects on the operability of the system. In particular, there shall be an entry detailing any effect on interoperability.

(2)	For CSCis, the following information shall be entered as applicable to the degree of design development of the CSCI at the time of ECP submission:
(a)	Identify any required changes to the data base parameters or values, or to data base management procedures;
(b)	Identify and explain any anticipated effects of the proposed change on acceptable computer operating time and cycle-time utilization;
(c)	Provide an estimate of the net effect on computer software storage; and,
(d)	Identify and explain any other relevant impact of the proposed change on utilization of the system.

34.   Effects on configuration  item specifications.  The effect of the proposed change on performance  shall be described ln quantitative  terms as it relates to the parameters contained ln the CI development  specifications.  (See MIL-STD-961)

35.   Developmental  requirements and status.
a.
For hardware, when the proposed engineering change requires a major revision of the development program (e.g., new prototypes, additional design review activity, tests to be reaccomplished),  the nature of the new development program shall be described in detail, including the status of programs already begun.

b.
For CSCis, identify the scheduled sequence of computer software design and test activities which will be required. ECPs initiated after preliminary design which affect the FBL and/or the ABL shall identify, as appropriate, significant requirements  for computer software redesign, recoding, repetition of testing, changes to the software engineering/test environments,  special installation, adaptation, checkout, and live environment  testing. In addition, the specific impact of these factors on approved schedules shall be identified. The impact of the software change on the hardware design and input/output  cabling shall also be detailed.

36.   Date by which contractual authority is needed. Provide the date contractual authority is required in order to maintain the established schedule for:
a.     Production
b.     Retrofit

37.   Effects on product configuration  documentation,  logistics and operations. Certain information required may have been supplied in paragraphs above or does not apply to computer software. When this information has already been supplied, a cross-reference  to such information will be adequate.
a.	For hardware, if any specific logistic interoperability factors are affected, provide information detailing the possible impact on the operational configuration.
b.
For CSCis, the software engineering and test environments  are usually not affected by changes in the product configuration of a CSCI. Provide information about the status of the software redesign and retesting effort. There shall also be a review of the intent to document CSCI impacts in these areas.

PIIN/SIIN	SPRDL1-12-C-0023
MOD/AMD
ATT/EXH ID	Exhibit B
PAGE	6

38.   Effect on product configuration documentation or contract. The effects on the approved CI product specifications  shall be described by reference to the NORs or other enclosure(s) which cover such proposed text changes in detail. The effects on drawings, when not covered previously  shall be described in general terms. Address nomenclature  change when applicable.  The effects on performance, weight-balance-stability, weight-moment,  shall also be provided when applicable.

39. Effect on acquisition  logistics support (ALS) elements. The effects of the engineering change on logistic support of the item shall be provided. These effects shall be explained in detail. The information required shall indicate the method to be used to determine the integrated logistic support plans and items which will be required for the support of the new configuration as well as retrofitting previously delivered items to the same configuration.  The following shall be covered as applicable:
a.	Effects on schedule and content of the ALS plan.
b.	Effect on maintenance concept and plans for the levels of maintenance and procedures.
c.	System and/or CI logistics support analysis (LSA) tasks to be accomplished and LSA data requiring update wherever it exists ln the contract. (MIL-PRF-49506)
d.	Extension/revision of the interim support plan.
e.
Spares and repair parts that are changed, modified, obsoleted or added, including detailed supply data for interim support spares. NOTE: Failure to include detailed supply data will delay ECP processing.

f.	Revised or new technical manuals.
g.	Revised or new facilities requirements and site activation plan.
h.
New, revised, obsoleted or additional support equipment  (SE), test procedures and software. For items of SE and trainers which require change, furnish a cross reference to the related ECPs, and for any related ECP not furnished with the basic ECP, furnish a brief description of the proposed change(s) in SE and trainers.

l.
Qualitative and quantitative personnel requirements data which identify additions or deletions to operator or maintenance manpower in terms of personnel skill levels, knowledge and numbers required to support the CI as modified by the change.

J.
New operator and maintenance  training requirements  in terms of training equipment, trainers and training software for operator and maintenance  courses. This information should include identification  of specific courses, equipment, technical manuals, personnel, etc. required to set up the course at either the contractor or Goverrrment facility.

k.	Any effect on contract maintenance that increases the scope or dollar limitation established in the contract.
l.	Effects on packaging, handling, storage, and transportability resulting from changes in materials, dimensions, fragility, inherent environmental or operating conditions.

40.   Effect on operational employment. The effects of the engineering change of CI utilization  shall be provided. Quantitative values shall be used whenever practicable  and are required when reliability and service life are impacted. Survivability includes nuclear survivability.  The effects of the change proposal on safety, maintainability, operating procedures, electromagnetic  interference, activation schedule critical single point failure items, and interoperability  shall also be provided, if applicable.

41.   Other considerations.  The effects of the proposed engineering change on the following shall be identified:
a.	Interfaces having an effect on adjacent or related items, (output, input, slze, mating connections, etc.
b.	GFE or Government Furnished Data (GFD) changed, modified or obsoleted.
c.	Physical constraints. Removal or repositioning of items, structural rework, increase or decrease in overall dimensions.
d.	Software (other than operational, maintenance, and training software) requiring a change to existing code and/or, resources or addition of new software.

e.	Rework required on other equipment not included previously which will effect the existing operational configuration.
f.	Additional or modified system test procedures required.
g.	Any new or additional changes having an effect on existing warranties or guarantees. h. Changes or updates to the parts control program.
l.
Effects on life cycle cost projections for the configuration  item or program, including projections of operation and support costs/savings  for the item(s) affected over the contractually  defined life and projections of the costs/savings to be realized in planned future production and spares buys of the item(s) affected.

42.   Alternate solutions. When applicable, provide a summary of the various alternative  solutions considered,  including the use of revised operation or maintenance procedures,  revised inspection or servicing requirements, or revised part replacement schedules. The contractor shall provide an analysis of the alternatives,  identify the advantages and disadvantages  inherent in each feasible alternative approach, and show the reasons for adopting the alternative  solution proposed by the ECP. When contractors  analysis addresses new concepts or new technology, supporting data shall be presented with the proposal to authenticate  the trade-off analysis.

PIIN/SIIN	SPRDL1-12-C-0023
MOD/AMD
ATT/EXH ID	Exhibit B
PAGE	7

43.   Developmental  status. When applicable, make recommendations  as to the additional tests, trials, installations, prototypes, fit checks, etc., which will be required to substantiate  the proposed engineering  change. These recommendations  shall include the test objective and test vehicle(s) to be used. Indicate the development  status of the major items of GFE which will be used in conjunction with the change and the availability of the equipment in tems of the estimated production incorporation point.

44.  Recommendations  for retrofit. When applicable, make recommendations  for retrofit of the engineering change into accepted items with substantiating  data, any implications  thereto, and a brief description of the action required. Where retrofit is not recommended, an explanation of this detemination shall be provided.
a.	Work-hours per unit to install retrofit kits. Show the amount of work which must be programmed for varlous activities to install retrofit kits. Estimate work-hours to install retrofit kits when weapon system is undergoing overhaul.
b.	Work-hours to conduct system tests after retrofit. Provide the work-hours required to test the system or the item following installation of the retrofit kit.
c.	This change must be accomplished. Where previously approved engineering changes must be incorporated in a specific order in relation to the proposed change, such order should be specified.
d.	Is contractor field service engineering required? If "yes" attach proposed program for contractor participation.
e.	Out of service time. Estimate the total time period from removal of the equipment from operational service until equipment will be returned to operational status after being retrofitted.

45.   Effect of this ECP and previously approved ECPs on item. Summarize the cumulative effect upon performance, weight, electrical load, etc., of this ECP and previously approved ECPs when design limitations are being approached or exceeded. Provide consequences  of ECP disapproval.

46.   Production impact costs. Estimated costs/savings  applicable  to production of the item resulting from the change. Includes the costs of Redesign of the Cis or Components thereof, of Factory Test Equipment, of Special Factory Tooling, of Scrap, of Engineering Design, of Engineering Data Revision, of Revision of Test Procedures, and of Testing and Verification  of Performance of New Items.

47.   Retrofit impact costs: Estimated costs applicable to retrofit of the item including installation and testing costs. Includes Retrofit-specific Engineering Data Revision, Prototype Testing, Kit Proof Testing, Purchase of Retrofit Kits for Operational  Systems, Preparation of Modification  Instructions, Design and Manufacture of Special Tooling for Retrofit, Installation of Kits by contractor personnel,  Installation of Kits by government personnel, Testing after Retrofit and Modification,  and Testing and Verification  of Performance of Government Furnished Equipment/Property (GFE/GFP).

48.   Logistics support impact costs: Estimated costs/savings  of the various elements of logistics support applicable to the item. Includes Spares/Repair Parts Rework, New Spares and Repair Parts, Supply/Provisioning Data, Support Equipment, Retrofit Kit for Spares, Operator Training Courses, Maintenance Training Courses, Revision of Technical Manuals, New Technical Manuals, Training/Trainers, Interim Support, Maintenance Manpower, and Computer Programs/Documentation.

49.   Other costs/savings:  Includes estimated costs of interface changes accomplished  by other contractor activities.  (Do not include costs if the changes are covered by related ECPs by other contractors. Also includes estimated costs of interface changes accomplished  by the Government for changes which must be accomplished  in previously delivered items (aircraft, ships, facilities, etc.), other interfacing products, and/or retrofit of GFE/GFP, to the extent that such costs are not covered under production,  retrofit, or logistics support.

50. Estimated costs/savings  summary, related ECPs. Provide a summary of the estimated net total cost impact of both the ECP and any related ECPs and other associated new requirements which are needed to support the modified items broken out by categories described in paragraphs 47 through 50 above.
a.
Prime contractor. The prime contractor shall summarize the costs/savings  of all related ECPs for which the contractor is responsible.  If there is no system integrating contractor,  the prime contractor  submitting the basic ECP shall include the costs of related ECPs being submitted by other affected contractors  to the extent such information is available.

b.
System integrating contractor. When a system integrating contractor  (or coordinating contractor) has contractual responsibility  for ECP coordination,  the contractor  shall summarize the costs of related ECPs of the several primes involved in an interface or interrelated ECP.

51.   Milestones. Provide milestones that show the time phasing of the various deliveries of items, support equipment, training equipment, and documentation  incorporating  the basic and related ECPs. Enter symbols and notations to show the initiation or termination of significant actions. Base all dates upon months after contractual approval of the basic ECP.

52.   Signature. An authorized official representing  the contractor submitting the ECP shall sign the ECP.

PIIN/SIIN	SPRDL1-12-C-0023
MOD/AMD
ATT/EXH ID	Exhibit B
PAGE	8

REQUEST FOR DEVIATION  (RFD)

This Data Delivery Description  (DDD) contains the content and preparation  instructions  for the data product resulting from the work task specified in the contract.
Requirements:

1.     Reference documents. The applicable issue of any documents cited herein, including their approval dates and dates of any applicable amendments, notices, and revisions, shall be as specified in the contract.

2.     Format and content. The Request for Deviation shall be prepared in contractor format. The RFD content shall be in accordance with the contractors processes and procedures, or as specified in the contract.

3.     Distribution  statement. The appropriate distribution  statement shall be affixed to the RFD in accordance with the requirements of the contract.

4.     Date. Provide the submittal date of the deviation.

5.     DODAAC. Provide the DODAAC of the procuring activity, if known.

6.     Procuring Activity Number (PAN). Provide the PAN of the procuring activity, if known

7.     Originator name and address. Provide the name and address of the contractor  submitting the request (inclusion of submitting individual's name is optional

8.     Classification.  The deviation shall be designated minor, maJor, or critical in accordance with the following criteria:
a.	Minor. A deviation shall be designated as mlnor when:
(1)   The deviation consists of a departure which does not involve any of the factors listed in Bb or Be or
(2)   When the configuration documentation defining the requirements  for the item classifies defects in requirements and the deviations consist of a departure from a requirement classified as minor.
b.	Major. A deviation shall be designated as maJor when:
(1)   The deviation consists of a departure involving:
(a)	health
(b)	performance
(c)	interchangeability, reliability, survivability, maintainability, or durability of the item or its repair parts
(d)	effective use or operation; (e) weight and size; or
(f)	appearance (when a factor) or
(2)	When the configuration documentation defining the requirements for the item classifies defects in requirements and the deviations consist of a departure from a requirement classified as major.
c.	Critical. A deviation shall be designated as critical when:
(1)	The deviation consists of a departure involving safety or
(2)	When the configuration documentation defining the requirements for the item classifies defects in requirements and the deviations consist of a departure from a requirement classified as critical.

9.     Designation  for deviation.
a.	Model/Type. Provide the model or type designation of the CI for which the request lS being submitted. For CSCis provide the CSCI identification.
b.	CAGE Code. Provide the CAGE Code for the activity originating the deviation.
c.	System designation. The system or top level CI designation or nomenclature assigned by the Government shall be entered, if known.

10.   Deviation number. Deviation identification numbers shall be unique for each CAGE Code identified activity. Once a number is assigned, that number shall be retained for all subsequent submissions. Unless otherwise authorized by the Government, deviations shall be separately and consecutively numbered commencing with number one. As an alternative, numbers may be assigned from a separate series for each system that the contractor is producing. The number of characters in the deviation number, dash number, and type identification  shall not exceed 32.

PIIN/SIIN	SPRDL1-12-C-0023
MOD/AMD
ATT/EXH ID	Exhibit B
PAGE	9

11.   Configuration baseline affected. Indicate the affected baseline  (See MIL-HDBK-61).

12.   Are other system/configuration items affected? If yes, provide summary.

13.   Title of deviation. Provide a brief descriptive  title of the deviation.

14.   Contract number and line item. Provide the number(s) of all currently active contract(s) and the affected contract line item number(s) that are affected by the deviation.

15.   Procuring contracting officer. Enter the procurlng contracting officer's name, office symbol/code, and telephone number applicable to the CI shown in paragraph 18.

16.   Configuration  item nomenclature.  Provide the Government assigned name and type designation,  if applicable, or authorized name and number of the CI to which the deviation will apply.

17.   Classification  of defect (CD).
a.	CD number. If either a Government or contractor's CD applies, enter the number assigned.
b.	Defect number. If a CD applies, enter the defect number(s) which correspond(s) with the characteristic(s) from which an authorized deviation is desired.
c.	Defect classification. If a CD applies state the proper classification of the defect number(s) entered in paragraph 17b.

18.   Name of lowest part/assembly  affected. An appropriate descriptive name of the part(s) shall be given here without resorting to such tems as "Numerous bits and pieces"

19.   Part number or type designation.  Enter the part number(s) of the part(s) named ln paragraph 18 or type designation/nomenclature if applicable.

20.   Effectivity. Define the effectivity of the proposed RFD by entering, as applicable,  the quantity of items affected, the serial numbers of the items affected, or the lot number(s) applicable to the lot(s) affected by the deviation being requested.

21.   Recurring Deviation.  If this is a recurring deviation, reference the previous correspondence,  the request number, and corrective action to be taken in paragraph 27. In addition provide rationale why recurrence was not prevented by previous corrective action and/or accomplished  design change.

22.   Effect on cost/price. Provide the estimated reduction or price adjustment.  If no change ln price, cost, or fee, so state with rationale. The request for deviation shall include the specific consideration  that will be provided to the Government if this "non-confoming" unit(s)  (See FAR Part 46.407) is accepted by the Government.

23.   Effect on delivery schedule. State the effects on the contract delivery schedule that will result from both approval and disapproval of the request for deviation.

24.   Effect on integrated logistics support, interface, or software. If there is no effect on logistics support or the interface, provide a statement to that effect. If the deviation will have an impact on logistics support or the interface, describe such effects.

25.    Description  of deviation. Describe the nature of the proposed departure from the technical requirements of the configuration documentation.  The deviation or waiver shall be analyzed to determine whether it affects any of the factors listed below. Describe any effect on each of these factors (marked drawings should be included when necessary to provide a better understanding  of the deviation):

a.	Effect on Product Configuration Documentation or Contract.
(1)	Performance

PIIN/SIIN	SPRDL1-12-C-0023
MOD/AMD
ATT/EXH ID	Exhibit B
PAGE	10

(2)	Weight-balance-stability (aircraft)
(3)	Weight-Moment (other equipment)
(4)	Technical Data
(5)	Nomenclature
b.	Effect on Operational Employment
(1)	Safety
(2)	Survivability
(3)	Reliability
(4)	Maintainability
(5)	Service Life
(6)	Operating Procedures
(7)	Electromagnetic Interference
(8)	Activation Schedule
(9)	Critical Single Point Failure Items
(10)	Interoperability
c.	Other Considerations
(1)	Interface
(2)	Other Affected Equipment/Government Furnished Equipment (GFE)/Goverrrment Furnished Parts (GFP)
(3)	Physical Constraints
(4)	Computer Programs and Resources
(5)	Rework of other equipment
(6)	System Test Procedures
(7)	Warranty/Guarantee
(8)	Parts Control
(9)	Life Cycle Costs

26.   Need for deviation. Explain why it is impossible or unreasonable  to comply with the configuration documentation  within the specified delivery schedule. Also explain why a deviation is proposed in lieu of a permanent design change.

27.   Corrective action taken. Describe action being taken to correct non-conformance to prevent a future recurrence.

28.   Signature. The RFD shall be signed by an authorized official representing  the contractor submitting the RFD.

NOTICE OF REVISION  (NOR)

This Data Delivery Description  (DDD) contains the content and preparation  instructions  for the data product resulting from the work task specified in the contract. This DDD is used in conjunction with an Engineering Change Proposal  (ECP). A requirement  for ECPs should be contractually  imposed in conjunction with this DDD. This DDD may also be used with Specification Change Notices (SCNs). Where NORs are required for changes to paper specifications,  a requirement for SCNs may be contractually  imposed in conjunction with this DDD.

Requirements:

1.     Reference documents. The applicable issue of any documents cited herein, including their approval dates and dates of any applicable amendments, notices, and revisions, shall be as specified in the contract.

2.     Format and content. The NOR shall be prepared in contractor format. The NOR content shall be in accordance the contractors processes and procedures, or as specified ln the contract.

3.     Distribution  statement. The appropriate distribution  statement shall be affixed to the NOR ln accordance with the requirements of the contract.

4.     Date. Provide the submittal date of the NOR. Normally this date will be identical to the ECP submittal date.

PIIN/SIIN	SPRDL1-12-C-0023
MOD/AMD
ATT/EXH ID	Exhibit B
PAGE	11

5.     DODAAC. Provide the DODAAC of the procuring activity.

6.     Procuring Activity Number (PAN). Provide the PAN of the procuring activity, if known.

7.     Originator name and address. Provide the name and address of the contractor  submitting the proposed NOR (inclusion of submitting individual's name is optional).

8.     CAGE code. Provide the CAGE code of the originator of the ECP.

9.     NOR number. Unless the use of a Government assigned number is prescribed, the originator shall either assign a number or enter the document number and new revision letter as the NOR number. When the requirement in the contract identifies the NOR by ECP number, the originator shall attach a dash number  (i.e., xxx-1).

10.     CAGE Code. Provide the CAGE Code of the original design activity that appears on the document to which the revision applies. If the original design activity is not the current design activity, also enter the CAGE code of the current design activity.

11.   Document number. Provide the number of the drawing, standard, specification,  list or other document to be revised.

12.   Title of document. Provide the title of the document to which the NOR applies.

13.   Revision letter. Show the existing revision of the document for which the NOR lS prepared.

14.   Outstanding NORs. Provide the NOR number of all approved unincorporated  NORs for the affected document.

15.   ECP number. Provide the number of the ECP describing the engineering change which necessitates  the document revision covered by the NOR.

16.   Configuration  item (or system) to which ECP applies. Provide Government assigned system designation  (if any); otherwise, enter the name and type designation of the Configuration  Item to which the ECP applies.

17.   Description  of change. Describe the change in detail, giving the exact wording of sentences or paragraphs that are to be added, or that are to replace designated sentences or paragraphs of the current document. State the dimensions,  tolerances and other quantitative  requirements that are to replace current requirements. Attach a marked print when necessary  to clearly explain the desired revision. Use a "From- To" format in the description of the change.